[FRONT COVER]

                     VANGUARD(R)CALIFORNIA TAX-EXEMPT FUNDS


                                VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                           VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
                                   VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND


ANNUAL REPORT

NOVEMBER 30, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


John J. Brennan
Chairman and Chief Executive Officer


================================================================================
SUMMARY
* During the 2002 fiscal year, the Vanguard California Tax-Exempt Funds earned solid total returns that topped those of their average peers.
* Yields of municipal bonds declined less than those of U.S. Treasury securities during the period; some munis provided higher after-tax yields than Treasuries at fiscal year-end.
* With the bear market in stocks well into its third year, bonds continued to provide a safe haven for investors.
--------------------------------------------------------------------------------
CONTENTS
 1   Letter from the Chairman
 7   Report from the Adviser
10   Fund Profiles
12   Performance Summaries
15   Results of Proxy Voting
16   Financial Statements
================================================================================

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,
The fiscal year ended November 30, 2002, was a period of economic uncertainty, continued disappointment in the stock market, and falling interest rates. In this environment, bonds provided solid returns. Each of the Vanguard(R) California Tax-Exempt Funds outperformed its average competing fund, but our two bond funds lagged their respective unmanaged benchmark indexes.

     The table below shows the total returns (capital change plus reinvested distributions) for the funds, by share class, along with the results for their average peer mutual funds and their benchmark indexes where applicable. We also include the return of the Lehman Brothers Municipal Bond Index, a proxy for the overall tax-exempt bond market.

================================================================================
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                         1.3%
(SEC 7-Day Annualized Yield: 1.07%)
Average California Tax-Exempt Money Market Fund*                         0.9
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
 Investor Shares                                                         5.9%
 Admiral Shares                                                          5.9
Average California Intermediate Municipal Debt Fund*                     4.9
Lehman 7 Year Municipal Bond Index                                       7.0
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
 Investor Shares                                                         5.4%
 Admiral Shares                                                          5.4
 Average California Municipal Debt Fund*                                 4.1
Lehman 10 Year Municipal Bond Index                                      6.7
Lehman Municipal Bond Index                                              6.3%
================================================================================
*Derived from data provided by Lipper Inc. For the Long-Term Tax-Exempt Fund, based on the Average California Insured Municipal Debt Fund through March 31, 2002, and the Average California Municipal Debt Fund thereafter.

     While the net asset values of the California Long-Term Tax-Exempt Fund and the California Intermediate-Term Tax-Exempt Fund increased during the fiscal year, income dividends provided most of the funds' total returns. The California Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the funds' total returns are presented in the table on page 6.

     Reflecting the fall in interest rates, the funds' yields were lower at fiscal year-end than at the start of the period. The yield of the Long-Term Tax-Exempt Fund's Investor Shares fell 21 basis points (0.21 percentage point) to 3.91%, while the yield of its Admiral(TM) Shares stood at 3.98% at fiscal year-end. The yield of the Intermediate-Term Tax-Exempt Fund Investor Shares declined 9 basis points to 3.42% (3.46% for Admiral Shares). The yield of the Tax-Exempt Money

Market Fund fell 44 basis points to 1.07%.

     For California residents, income from our funds is exempt from federal and state income taxes, though it may be subject to local taxes and to the alternative minimum tax. For taxpayers in the highest federal tax bracket (38.6%), the taxable equivalent yields at fiscal year-end were 6.37% for the Long-Term Tax-Exempt Fund's Investor Shares and 6.48% for the fund's Admiral Shares; 5.57% and 5.64%, respectively, for the Intermediate-Term Tax-Exempt Fund's Investor and Admiral Shares; and 1.74% for the Tax-Exempt Money Market Fund. Factoring in the tax advantage, the yields of our funds were higher than those of equivalent U.S. Treasury investments for anyone in the 27.0% or higher tax bracket.

STOCKS TOOK A BUMPY FALL, THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                             ONE          THREE         FIVE
                                            YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                  7.3%           9.2%         7.3%
 (Broad taxable market)
Lehman Municipal Bond Index                  6.3            7.7          5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                   1.8            4.0          4.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)            -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)            -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)        -14.7          -10.6          0.6
MSCI All Country World Index Free
 ex USA (International)                    -10.7          -12.9         -1.8
--------------------------------------------------------------------------------
CPI
Consumer Price Index                         2.2%           2.5%         2.3%
================================================================================

     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the residential real estate market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.

================================================================================
ADMIRAL SHARES A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
================================================================================

     The U.S. Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points. At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the broad-based Lehman Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.

================================================================================
YIELDS FOR MUNIS FELL LESS DRASTICALLY THAN TREASURIES. BY FISCAL YEAR-END, SOME MUNIS HAD IDENTICAL YIELDS AS TREASURIES.
================================================================================

     Just as Treasury yields declined, so did yields of municipal bonds. During the past 12 months, the yield of a high-quality 30-year muni fell a slight 5 basis points to 5.01%, the yield of the 10-year muni declined 33 basis points to 3.87%, and the 3-month muni's yield dropped 50 basis points to 1.20%. However, the declines overall were not as steep as they were for Treasury securities, causing the yield gap between munis and Treasuries to shrink.

THE MUNICIPAL BOND TAX ADVANTAGE
The shrinking yield gap caused a rare event: By fiscal year-end, yields of munis and Treasuries were almost identical, at least at the two extremes of the maturity spectrum. This meant that some munis would provide a higher yield for an investor in any tax bracket after factoring in the tax advantage. (The table below illustrates this advantage for the highest federal tax bracket.) It's unlikely that this anomaly will continue. It should be noted that no other security approaches the credit quality of a Treasury.

================================================================================
COMPARISON OF INCOME                                  FROM HYPOTHETICAL $100,000
                                                     INVESTMENTS BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                              SHORT-TERM      INTERMEDIATE-TERM        LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income              $1,200                 $4,200          $5,000
Less taxes (38.6%)                  (463)                (1,621)         (1,930)
--------------------------------------------------------------------------------
Net after-tax income               $ 737                 $2,579          $3,070
--------------------------------------------------------------------------------
Tax-exempt income                 $1,200                 $3,900          $5,000
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME ADVANTAGE        $ 463                 $1,321          $1,930
--------------------------------------------------------------------------------
Percentage advantage                 63%                    51%             63%
================================================================================
This illustration assumes current yields (as of November 30, 2002) of 5.0% for 30-year U.S. Treasury bonds, 4.2% for 10-year U.S. Treasury notes, 1.2% for U.S. Treasury bills, 5.0% for 30-year municipals, 3.9% for 10-year municipals, and 1.2% for 3-month municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     At other maturity levels, the gap between yields was more substantial. Nevertheless, as of November 30, anyone in a tax bracket of 27.0% or higher would have received greater after-tax income by investing in munis rather than Treasuries. For example, the 10-year muni's yield of 3.87% was equal to a taxable equivalent yield of 5.30% for an investor in the 27.0% tax bracket and 6.30% for one in the 38.6% bracket.

ADVISER'S SKILL AND FUNDS' LOW COSTS LED TO SOLID SHOWING
Each Vanguard fund outpaced its average peer by a healthy margin--a 1.3 percentage point difference in the case of the Long-Term Tax-Exempt Fund. As usual, we can credit our strong performance to the skills of the funds' investment adviser--Vanguard's Fixed Income Group--and to our low costs.

     With yields so low, costs mattered even more in the period. For example, some money market funds, both taxable and tax-exempt, struggled to maintain a $1 share price because their expense ratios (annual operating expenses as a percentage of average net assets) were higher than their yields. The expense ratio of the Long-Term Tax-Exempt Fund's Investor Shares was 0.18% in fiscal 2002, less than one-sixth of the 1.13% average for its peer group. (The fund's Admiral Shares had an even lower expense ratio of 0.13%.) The Intermediate-Term Tax-Exempt Fund's expense ratio of 0.17% (0.13% for Admiral Shares) was less than one-quarter of the 0.73% charged by its average peer. Similarly, the Tax-Exempt Money Market Fund's expense ratio of 0.17% was a fraction of the peer group's 0.60% average.

     Even when yields are high, costs are a drag on performance. A high- cost fund needs to generate a higher gross return than a low-cost fund to achieve the same net return. And to get that higher gross return, a fixed income fund may have to take on greater credit risk or extend its average maturity, which magnifies the risk that rising interest rates will push the share price down.

     For more details on California's municipal bond market, please see the Report from the Adviser that begins on page 7.

================================================================================
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                AVERAGE                FINAL VALUE OF A $10,000
                            ANNUAL RETURN                   INITIAL INVESTMENT
--------------------------------------------------------------------------------
                                      AVERAGE                AVERAGE
CALIFORNIA               VANGUARD   COMPETING    VANGUARD  COMPETING    VANGUARD
TAX-EXEMPT FUND             FUND        FUND       FUND         FUND   ADVANTAGE
--------------------------------------------------------------------------------
Money Market                2.9%        2.5%     $13,262    $12,776       $ 486
Intermediate-Term
 Investor Shares*           6.2         5.4       16,958     15,798       1,160
Long-Term Investor Shares   6.7         5.8       19,180     17,532       1,648
================================================================================
*Annualized returns since fund's inception on March 4, 1994.

OUR ADVANTAGE HOLDS OVER THE LONG RUN
A one-year interval is a short period in which to judge a fund's performance. Because most people invest for a long-term objective--such as funding retirement or providing for a child's education--we recommend that investors take a long-term view to get the best assessment.

================================================================================
ONE ADVANTAGE OF LOW COSTS IS THE ABILITY TO TAKE LESS CREDIT RISK WHILE PROVIDING RETURNS THAT ARE COMPETITIVE WITH PEERS.
================================================================================

     The table at the bottom of page 4 shows the annualized returns of our funds over the last decade (since inception for the Intermediate-Term Fund) compared with those of their average peers. It also shows the final value of a hypothetical $10,000 investment made in each at the start of the period. As you can see, over the ten years, the Long-Term Tax-Exempt Fund generated $1,648 more than its average peer. Our other two funds exhibited similar outperformance.

     One advantage of our low costs is that our funds can--and do--invest in higher-quality securities than many of their peers and still provide competitive returns. This quality difference has been rewarded in recent years, as higher-quality securities have fared better than their lower-rated counterparts. We believe this advantage will continue for the foreseeable future, especially as state and local governments struggle to deal with the lower tax revenues that have resulted from the economic slowdown. However, there will be periods when lower-quality securities outperform higher-rated credits. In such an environment, our funds may lag their average peers.

     It's important to note, too, that the Long-Term and Intermediate-Term Tax-Exempt Funds are subject to interest rate risk--the chance that rising interest rates will cause bond prices, and hence the funds' share prices, to fall. And that risk is higher when yields are low, as they are today, than was the case before the sharp decline in rates during the past two years. Investors simply need to be alert to this risk and to maintain reasonable expectations for future returns.

BONDS PLAY A KEY ROLE IN A DIVERSIFIED PORTFOLIO
Bonds once again proved their value in fiscal 2002, serving as a counterweight to the greater volatility and negative returns of the stock market. But bonds are not risk-free. With their recent strong performance, some investors have forgotten that bonds have down markets, too.

     No matter the environment, however, our advice remains the same: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and risk tolerance. While you can't control the direction of the financial markets, you can control your asset allocation and the costs of managing your investments. Diversification gives you the fortitude to stay the course and ignore the distractions of short-term fluctuations. And low costs ensure that you keep more of the markets' long-term rewards.

     Thank you for entrusting your hard-earned dollars to us.


Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

December 10, 2002


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2001-NOVEMBER 30, 2002

                                                         DISTRIBUTIONS PER SHARE
                               STARTING      ENDING          INCOME      CAPITAL
CALIFORNIA TAX-EXEMPT FUND     SHARE PRICE   SHARE PRICE     DIVIDENDS     GAINS
--------------------------------------------------------------------------------
Money Market                        $ 1.00        $ 1.00        $0.013     $0.00
--------------------------------------------------------------------------------
Intermediate-Term
  Investor Shares                   $11.12        $11.29        $0.472     $0.00
  Admiral Shares                     11.12         11.29         0.477      0.00
--------------------------------------------------------------------------------
Long-Term
  Investor Shares                   $11.70        $11.76        $0.554     $0.00
  Admiral Shares                     11.70         11.76         0.560      0.00
================================================================================

REPORT FROM THE ADVISER
During the 12 months ended November 30, 2002, each of the Vanguard California Tax-Exempt Funds provided total returns that topped the average results of their peer mutual funds. Falling interest rates, however, resulted in yields for our funds that were lower than they were a year ago.

THE INVESTMENT ENVIRONMENT
Economic growth was positive, though weak, during the fiscal year. Figures for real (inflation-adjusted) gross domestic product released during the past three quarters indicate that the 2001 recession is truly behind us. However, the relatively subdued rebound in growth means that the recovery may take longer than many market participants had anticipated.

     In addition, the true strength of the recovery remains far from clear. Consumers are still carrying the economy on their backs, and the housing market remains a bright spot. But the wave of mortgage refinancing and low- or no-cost automobile financing, both of which seem to have contributed to the spending stamina of Americans, may not be able to stimulate the economy indefinitely. The vicious bear market in stocks has dented the confidence of consumers, as have the rise in unemployment, concerns over corporate ethics, and the threat of war with Iraq.

     Inflation, at least, was not a threat during the 12 months. The Consumer Price Index rose 2.2% in the period. Excluding food and energy prices, the index was up just 2.0%.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in high-quality securities issued by California state, county, and municipal governments.
================================================================================

     Given the continuing economic weakness, the Federal Reserve Board is clearly in no hurry to increase short-term interest rates. In fact, just before the close of the fiscal year, the Fed's Open Market Committee reduced its target federal funds rate by 50 basis points (0.50 percentage point) to 1.25%. Even before the Fed's early November cut, rates were at their lowest point in a generation.

THE PERFORMANCE OF MUNICIPAL BONDS WAS MIXED
During the fiscal year, shorter-term municipal bonds kept pace with their U.S. Treasury counterparts, but longer-term municipal bonds underperformed comparable Treasuries. Remarkably, on November 30, a top-rated 30-year municipal bond offered a yield that was almost identical to that of a comparable Treasury bond; this means that the market was, essentially, placing no value on the municipal bond's exemption from most income taxes. Prices of municipal bonds rallied as interest rates fell, but the difference between the yields of short- and long-term municipal securities was not as large as the difference between the yields of short- and long-term Treasuries.

     Though municipal bonds generally performed well during the fiscal year, the issuers of municipal securities had a tough 12 months. A fall in revenues--tax receipts on income, capital gains, and stock options have dropped dramatically--opened large gaps in the budgets of many state and local governments. In fact, many municipalities have chewed through the rainy-day funds that they established during the 1990s. Relief is not imminent, because raising tax rates is politically difficult in the current environment.

     The rapid shift from surplus to shortfall has put many state and local governments in a very tight spot. To balance revenues with expenses, gov-ernments have cut expenditures, curtailed previously planned income tax reductions, and securitized tobacco settlement payments. While many states have already completed tobacco securitizations, California plans to raise cash by securitizing its settlement payments in early 2003. Even after raising this cash, California will still face daunting budget problems.

     In California, revenues were down sharply as a result of the decline in income and capital gains receipts in the aftermath of the bursting of the tech bubble. Compounding the difficulties was the cost hangover from last year's energy purchases.

     Overall, the supply of municipal debt increased during the fiscal year, putting some pressure on prices. The supply of California municipal bonds rose more than 61% from the previous year; nationally, supply increased about 25%. Late in the fiscal year, California brought two offerings to market totaling $10.8 billion in securities; these will help the state pay some of the costs of last year's energy crisis.

================================================================================
MUNICIPAL BOND YIELDS (AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                          CHANGE
MATURITY          NOV. 30, 2002         NOV. 30, 2001             (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                  1.70%                2.35%                       -65
5 years                  2.75                 3.40                        -65
10 years                 3.87                 4.20                        -33
30 years                 5.01                 5.06                         -5
================================================================================
Source: The Vanguard Group.

     It's important to keep in mind that the rally in fixed income securities over the past year was contained in certain parts of the overall market. In fact, outside of the highest-grade issues, bonds slumped. Corporate bonds--even some issued by high-quality borrowers--were hit hard by the belief that slower economic growth will make it more difficult for companies to meet their debt obligations. Municipal bonds, of course, are not immune to the effects of an economic slowdown and dropping consumer confidence. Revenue-based municipal securities--issues that are repaid with money generated by the projects they finance--are particularly susceptible. However, the higher relative quality of the bonds held by our funds insulates them somewhat from credit concerns.

FOR MANY INVESTORS, MUNIS MAKE SENSE
Despite the environmental and fiscal challenges, municipal bonds of all maturities continue to offer great value for many investors. In fact, the small difference between the yields of municipal and Treasury securities was notable, given that the income from Treasuries is subject to federal taxes. Five-year municipal notes offered 84% of the yield of comparable Treasuries; 10-year notes, 92%; and 30-year bonds, 99%.

     Though the relative value of municipal bonds will not always be so high, we believe that low-cost, professionally managed municipal bond funds can play an important role in a balanced portfolio for many investors by providing diversification and a high level of after-tax income.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Daniel S. Solender, Principal
Vanguard Fixed Income Group


December 20, 2002

FUND PROFILES AS OF NOVEMBER 30, 2002
These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
  Yield 1.1%
  Average Maturity 45 days
  Average Quality MIG-1
  Expense Ratio 0.17%

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
  MIG-1/SP-1+            73.1%
  A-1/P-1                26.0
  MIG-2                   0.9
  AAA/AA                  0.0
  A                       0.0
--------------------------------------------------------------------------------
   Total                100.0%
================================================================================


CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                 COMPARATIVE            BROAD
                                    FUND              INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Issues                     555               5,292           45,504
Yield                                                   3.5%             4.0%
 Investor Shares                    3.4%
 Admiral Shares                     3.5%
Yield to Maturity                   3.7%                  --               --
Average Coupon                      5.0%                5.3%             5.3%
Average Maturity               5.7 years           7.0 years       13.9 years
Average Quality                      AAA                 AA+              AA+
Average Duration               4.7 years           5.4 years        8.0 years
Expense Ratio                                             --               --
 Investor Shares                   0.17%
 Admiral Shares                    0.13%
Cash Investments                    1.5%                  --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
  AAA                    82.6%
  AA                      6.6
  A                       9.5
  BBB                     1.3
  BB                      0.0
  B                       0.0
--------------------------------------------------------------------------------
  Total                 100.0%
================================================================================


--------------------------------------------------------------------------------
INVESTMENT FOCUS
  AVERAGE MATURITY - MEDIUM
  CREDIT QUALITY   - HIGH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                 COMPARATIVE                    BROAD
                      FUND            INDEX*        FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared             0.93             1.00         0.92         1.00
Beta                  1.13             1.00         1.05         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
 Under 1 Year            11.5%
 1-5 Years               18.2
 5-10 Years              60.8
 10-20 Years              9.5
 20-30 Years              0.0
 Over 30 Years            0.0
--------------------------------------------------------------------------------
  Total                 100.0%
================================================================================

 *Lehman 7 Year Municipal Bond Index.
**Lehman Municipal Bond Index.

CALIFORNIA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  COMPARATIVE         BROAD
                                    FUND               INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                     391               8,584           45,504
Yield                                                   3.9%             4.0%
 Investor Shares                    3.9%
 Admiral Shares                     4.0%
Yield to Maturity                   4.2%                  --               --
Average Coupon                      4.1%                5.3%             5.3%
Average Maturity               8.9 years          10.0 years       13.9 years
Average Quality                      AAA                 AA+              AA+
Average Duration               6.8 years           6.9 years        8.0 years
Expense Ratio                                             --               --
 Investor Shares                   0.18%
 Admiral Shares                    0.13%
Cash Investments                    0.0%                  --               --
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
 AAA                     86.3%
 AA                       1.8
 A                        8.6
 BBB                      3.3
 BB                       0.0
 B                        0.0
--------------------------------------------------------------------------------
  Total                100.0%
================================================================================

--------------------------------------------------------------------------------
INVESTMENT FOCUS
  CREDIT QUALITY   - HIGH
  AVERAGE MATURITY - LONG
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                 COMPARATIVE                   BROAD
                      FUND            INDEX*        FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared             0.92              1.00        0.95        1.00
Beta                  1.21              1.00        1.30        1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
 Under 1 Year             8.4%
 1-5 Years               18.3
 5-10 Years              42.4
 10-20 Years             24.8
 20-30 Years              4.5
 Over 30 Years            1.6
--------------------------------------------------------------------------------
  Total                 100.0%
================================================================================


                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.


 *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.

PERFORMANCE SUMMARIES                                    AS OF NOVEMBER 30, 2002
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than does the average annual return shown.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
================================================================================
CUMULATIVE PERFORMANCE NOVEMBER 30, 1992-NOVEMBER 30, 2002

INITIAL INVESTMENT OF $10,000

--------------------------------------------------------------------------------
                    CA TAX-EXEMPT                   AVG. CA TAX-EXEMPT
                MONEY MARKET FUND                    MONEY MARKET FUND*
--------------------------------------------------------------------------------
199211                      10000                                10000
199302                      10061                                10052
199305                      10121                                10103
199308                      10180                                10153
199311                      10241                                10204
199402                      10296                                10254
199405                      10358                                10306
199408                      10425                                10364
199411                      10506                                10435
199502                      10602                                10520
199505                      10704                                10613
199508                      10797                                10695
199511                      10894                                10778
199602                      10986                                10862
199605                      11075                                10941
199608                      11164                                11014
199611                      11256                                11092
199702                      11347                                11173
199705                      11444                                11258
199708                      11541                                11340
199711                      11640                                11424
199802                      11732                                11507
199805                      11830                                11595
199808                      11917                                11669
199811                      12001                                11740
199902                      12077                                11808
199905                      12163                                11883
199908                      12246                                11957
199911                      12335                                12021
200002                      12425                                12106
200005                      12534                                12204
200008                      12646                                12305
200011                      12759                                12390
200102                      12854                                12479
200105                      12952                                12564
200108                      13028                                12629
200111                      13088                                12661
200202                      13131                                12695
200205                      13178                                12731
200208                      13218                                12762
200211                      13262                                12776
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                   PERIODS ENDED NOVEMBER 30, 2002      FINAL VALUE
                                                                        ONE        FIVE        TEN     OF A $10,000
                                                                       YEAR       YEARS      YEARS       INVESTMENT
-------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Money Market Fund                                1.33%       2.64%      2.86%         $13,262
Average California Tax-Exempt Money Market Fund*                       0.91        2.26       2.48           12,776
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1992-NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                   CALIFORNIA TAX-EXEMPT                        AVERAGE
                     MONEY MARKET FUND                             FUND*
FISCAL                     TOTAL                                  TOTAL
YEAR                      RETURN                                 RETURN
--------------------------------------------------------------------------------
1993                         2.4%                                   2.0%
1994                         2.6                                    2.3
1995                         3.7                                    3.3
1996                         3.3                                    2.9
1997                         3.4                                    3.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   CALIFORNIA TAX-EXEMPT                        AVERAGE
                     MONEY MARKET FUND                             FUND*
FISCAL                     TOTAL                                  TOTAL
YEAR                      RETURN                                 RETURN
--------------------------------------------------------------------------------
1998                         3.1%                                   2.8%
1999                         2.8                                    2.4
2000                         3.4                                    3.1
2001                         2.6                                    2.2
2002                         1.3                                    0.9
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2002): 1.07%


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                             ONE   FIVE           TEN YEARS
                          INCEPTION DATE    YEAR  YEARS   CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
California Tax-Exempt
 Money Market Fund             6/1/1987     1.40%  2.71%    0.00%   2.88%  2.88%
--------------------------------------------------------------------------------

*Average California Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 48 for dividend information.

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
================================================================================
CUMULATIVE PERFORMANCE MARCH 4, 1994-NOVEMBER 30, 2002

INITIAL INVESTMENT OF $10,000

--------------------------------------------------------------------------------------------------
           CA INTERMEDIATE-TERM    AVG CA INTERMEDIATE        LEHMAN 7 YEAR
             TAX-EXEMPT FUND            MUNICIPAL DEBT       MUNICIPAL BOND       LEHMAN MUNICIPAL
             INVESTOR SHARES                      FUND**              INDEX             BOND INDEX
--------------------------------------------------------------------------------------------------
 3/4/1994              10000                     10000                10000                  10000
 199405                10142                     10039                10058                  10107
 199408                10313                     10189                10235                  10265
 199411                 9981                      9813                 9889                   9755
 199502                10538                     10349                10457                  10552
 199505                10895                     10730                10876                  11027
 199508                11044                     10879                11135                  11174
 199511                11367                     11171                11398                  11598
 199602                11539                     11295                11531                  11718
 199605                11436                     11180                11380                  11531
 199608                11668                     11352                11569                  11760
 199611                12095                     11731                11996                  12280
 199702                12175                     11779                12102                  12364
 199705                12314                     11909                12157                  12486
 199708                12603                     12180                12469                  12847
 199711                12810                     12361                12720                  13160
 199802                13113                     12639                13023                  13494
 199805                13216                     12761                13138                  13658
 199808                13528                     13007                13419                  13958
 199811                13766                     13191                13649                  14181
 199902                13902                     13291                13799                  14323
 199905                13865                     13283                13759                  14296
 199908                13711                     13096                13620                  14028
 199911                13803                     13120                13712                  14029
 200002                13873                     13144                13680                  14025
 200005                13999                     13304                13792                  14173
 200008                14791                     13954                14464                  14978
 200011                14907                     14027                14611                  15177
 200102                15422                     14482                15161                  15756
 200105                15415                     14556                15318                  15894
 200108                16043                     15097                15821                  16505
 200111                16016                     15054                15798                  16505
 200202                16348                     15317                16174                  16833
 200205                16454                     15425                16302                  16928
 200208                17013                     15881                16907                  17535
 200211                16958                     15798                16562                  16943
--------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                      PERIODS ENDED NOVEMBER 30, 2002   FINAL VALUE
                                                                         ONE       FIVE       SINCE    OF A $10,000
                                                                        YEAR      YEARS  INCEPTION*      INVESTMENT
-------------------------------------------------------------------------------------------------------------------
California Intermediate-Term Tax-Exempt Fund
 Investor Shares                                                       5.88%       5.77%      6.23%        $16,958
Average California Intermediate Municipal Debt Fund**                  4.94        5.03       5.37          15,798
Lehman 7 Year Municipal Bond Index                                     7.02        5.86       5.94          16,562
Lehman Municipal Bond Index                                            6.32        5.93       6.22          16,943
-------------------------------------------------------------------------------------------------------------------

                                                                                                        FINAL VALUE
                                                                        ONE                  SINCE    OF A $250,000
                                                                       YEAR              INCEPTION*      INVESTMENT
-------------------------------------------------------------------------------------------------------------------
California Intermediate-Term Tax-Exempt Fund Admiral Shares            5.93%                  3.73%        $259,792
Lehman 7 Year Municipal Bond Index                                     7.02                   4.95          262,991
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MARCH 4, 1994-NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                       CALIFORNIA INTERMEDIATE-TERM
                      TAX-EXEMPT FUND INVESTOR SHARES               LEHMAN(Y)
FISCAL             CAPITAL        INCOME      TOTAL                  TOTAL
YEAR                RETURN        RETURN     RETURN                 RETURN
--------------------------------------------------------------------------------
1994                  -3.6%          3.4%      -0.2%                  -1.1%
1995                   8.3           5.6       13.9                   15.3
1996                   1.3           5.1        6.4                    5.2
1997                   1.0           4.9        5.9                    6.0
1998                   2.7           4.8        7.5                    7.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       CALIFORNIA INTERMEDIATE-TERM
                     TAX-EXEMPT FUND INVESTOR SHARES                LEHMAN(Y)
FISCAL             CAPITAL        INCOME      TOTAL                  TOTAL
YEAR                RETURN        RETURN     RETURN                 RETURN
--------------------------------------------------------------------------------
1999                  -4.1%          4.4%       0.3%                   0.5%
2000                   3.0           5.0        8.0                    6.6
2001                   2.8           4.6        7.4                    8.1
2002                   1.5           4.4        5.9                    7.0
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                FOR PERIODS ENDED SEPTEMBER 30, 2002
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                  ONE  FIVE     SINCE INCEPTION
                                INCEPTION DATE   YEAR YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
California Intermediate-Term
 Tax-Exempt Fund
  Investor Shares                     3/4/1994   8.81% 6.49%   1.85% 4.84% 6.69%
  Admiral Shares                    11/12/2001   6.78*   --      --    --    --
--------------------------------------------------------------------------------

*Returns since inception; for Investor Shares, March 4, 1994; for Admiral Shares, November 12, 2001.
**Derived from data provided by Lipper Inc.
Y Lehman 7 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 49 for dividend information.

CALIFORNIA LONG-TERM TAX-EXEMPT FUND
================================================================================
CUMULATIVE PERFORMANCE NOVEMBER 30, 1992-NOVEMBER 30, 2002

INITIAL INVESTMENT OF $10,000

--------------------------------------------------------------------------------------------------
                CA LONG-TERM                AVERAGE CA       LEHMAN 10 YEAR
             TAX-EXEMPT FUND            MUNICIPAL DEBT       MUNICIPAL BOND       LEHMAN MUNICIPAL
             INVESTOR SHARES                      FUND*               INDEX             BOND INDEX
--------------------------------------------------------------------------------------------------
199211                 10000                     10000                10000                  10000
199302                 10755                     10738                10663                  10589
199305                 10755                     10747                10645                  10642
199308                 11143                     11192                11108                  11060
199311                 11153                     11204                11171                  11109
199402                 11258                     11268                11232                  11176
199405                 10956                     10793                11009                  10905
199408                 11141                     10913                11189                  11075
199411                 10497                     10261                10672                  10525
199502                 11583                     11290                11461                  11386
199505                 12039                     11774                11999                  11898
199508                 12052                     11687                12263                  12057
199511                 12608                     12351                12652                  12514
199602                 12763                     12484                12805                  12644
199605                 12491                     12148                12566                  12442
199608                 12802                     12368                12807                  12689
199611                 13479                     13007                13368                  13250
199702                 13479                     13028                13486                  13340
199705                 13651                     13153                13593                  13472
199708                 14028                     13461                13992                  13862
199711                 14358                     13836                14311                  14200
199802                 14739                     14184                14697                  14560
199805                 14902                     14322                14854                  14737
199808                 15274                     14553                15192                  15061
199811                 15552                     14851                15471                  15302
199902                 15725                     14940                15615                  15455
199905                 15645                     14849                15539                  15425
199908                 15248                     14342                15296                  15136
199911                 15207                     14282                15406                  15138
200002                 15326                     14308                15383                  15133
200005                 15518                     14476                15511                  15293
200008                 16656                     15344                16404                  16161
200011                 16896                     15596                16585                  16376
200102                 17506                     16130                17223                  17000
200105                 17437                     16105                17341                  17149
200108                 18298                     16819                17986                  17809
200111                 18204                     16842                17949                  17809
200202                 18502                     17047                18352                  18163
200205                 18587                     17032                18479                  18265
200208                 19272                     17527                19204                  18920
200211                 19180                     17532                19147                  18935
--------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                      PERIODS ENDED NOVEMBER 30, 2002   FINAL VALUE
                                                                        ONE        FIVE        TEN     OF A $10,000
                                                                       YEAR       YEARS      YEARS       INVESTMENT
-------------------------------------------------------------------------------------------------------------------
California Long-Term Tax-Exempt Fund Investor Shares                   5.36%       5.96%      6.73%         $19,180
Average California Municipal Debt Fund*                                4.10        4.85       5.78           17,532
Lehman 10 Year Municipal Bond Index                                    6.67        6.00       6.71           19,147
Lehman Municipal Bond Index                                            6.32        5.93       6.59           18,935
-------------------------------------------------------------------------------------------------------------------

                                                                                                        FINAL VALUE
                                                                        ONE                  SINCE    OF A $250,000
                                                                       YEAR              INCEPTION**     INVESTMENT
-------------------------------------------------------------------------------------------------------------------
California Long-Term Tax-Exempt Fund Admiral Shares                    5.41%                  2.96%        $257,778
Lehman 10 Year Municipal Bond Index                                    6.67                   4.33          261,379
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1992-NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                             CALIFORNIA LONG-TERM
                      TAX-EXEMPT FUND INVESTOR SHARES               LEHMAN(Y)
FISCAL             CAPITAL        INCOME      TOTAL                  TOTAL
YEAR                RETURN        RETURN     RETURN                 RETURN
--------------------------------------------------------------------------------
1993                   5.7%          5.8%      11.5%                  11.7%
1994                 -11.0           5.1       -5.9                   -4.5
1995                  13.6           6.5       20.1                   18.6
1996                   1.3           5.6        6.9                    5.7
1997                   1.1           5.4        6.5                    7.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CALIFORNIA LONG-TERM
                      TAX-EXEMPT FUND INVESTOR SHARES               LEHMAN(Y)
FISCAL             CAPITAL        INCOME      TOTAL                  TOTAL
YEAR                RETURN        RETURN     RETURN                 RETURN
--------------------------------------------------------------------------------
1998                   3.1%          5.2%       8.3%                   8.1%
1999                  -7.0           4.8       -2.2                   -0.4
2000                   5.5           5.6       11.1                    7.7
2001                   2.6           5.1        7.7                    8.2
2002                   0.5           4.9        5.4                    6.7
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS                FOR PERIODS ENDED SEPTEMBER 30, 2002
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                            ONE    FIVE          TEN YEARS
                    INCEPTION DATE         YEAR   YEARS   CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
California Long-Term
 Tax-Exempt Fund
  Investor Shares         4/7/1986         8.95%   6.89%     1.78%   5.45% 7.23%
  Admiral Shares        11/12/2001         6.58**    --        --      --    --
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.; based on the Average California Insured Municipal Debt Fund through March 31, 2002, and the Average California Municipal Debt Fund thereafter.
**Return since inception on November 12, 2001.
YLehman 10 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 50 for dividend and capital gains information.

================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

o ELECT TRUSTEES FOR EACH FUND.* The individuals listed in the table below were elected as trustees for each fund. All trustees except Mr. Gupta served as trustees to the funds prior to the shareholder meeting.

TRUSTEE                        FOR                 WITHHELD       PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan               4,469,812,961        102,434,826            97.8%
Charles D. Ellis              4,470,127,636        102,120,151            97.8
Rajiv L. Gupta                4,464,612,136        107,635,651            97.6
JoAnn Heffernan Heisen        4,470,102,872        102,144,915            97.8
Burton G. Malkiel             4,468,414,253        103,833,534            97.7
Alfred M. Rankin, Jr.         4,470,690,275        101,557,512            97.8
J. Lawrence Wilson            4,464,979,586        107,268,201            97.7
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

o CHANGE EACH FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables each fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the funds to achieve greater diversification and to earn modestly higher returns on their cash reserves. The funds will need Securities and Exchange Commission approval before implementing this new cash management program.

-------------------------------------------------------------------------------------------------
                                                                        BROKER         PERCENTAGE
VANGUARD FUND              FOR              AGAINST        ABSTAIN      NON-VOTES      FOR
-------------------------------------------------------------------------------------------------
California Tax-Exempt
 Money Market              1,499,608,437    189,179,459    95,718,326     10,762,080   83.5%
California Intermediate-
 Term Tax-Exempt           1,184,969,753     61,219,357    62,614,911    188,106,650   79.2
California Long-Term
 Tax-Exempt                  987,060,048     64,794,816    42,615,658    185,598,293   77.1
-------------------------------------------------------------------------------------------------

o CHANGE EACH FUND'S POLICY ON BORROWING MONEY. This change enables each fund to manage cash flows more efficiently and minimize administrative expenses.

-------------------------------------------------------------------------------------------------
                                                                        BROKER         PERCENTAGE
VANGUARD FUND              FOR              AGAINST        ABSTAIN      NON-VOTES      FOR
-------------------------------------------------------------------------------------------------
California Tax-Exempt
 Money Market              1,570,391,042    115,026,754    99,088,426     10,762,080   87.5%
California Intermediate-
 Term Tax-Exempt           1,166,504,070     74,675,787    67,624,164    188,106,650   77.9
California Long-Term
 Tax-Exempt                  958,919,958     83,891,298    51,659,265    185,598,293   74.9
-------------------------------------------------------------------------------------------------


Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     AS OF NOVEMBER 30, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains may differ from the amount available to distribute to shareholders as taxable capital gains as of the statement date because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                               COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
-------------------------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
 (Computer History Museum) VRDO                                         1.11%         12/6/2002LOC         8,000     $    8,000
Alameda-Contra Costa CA School Financing Auth.
 (Capital Improvement Financing Pooled Project)
   COP VRDO                                                             1.10%         12/6/2002(2)         8,200          8,200
Alameda-Contra Costa CA School Financing Auth.
 (Capital Improvement Financing Pooled Project)
   COP VRDO                                                             1.15%         12/6/2002LOC         4,180          4,180
Alameda-Contra Costa CA School Financing Auth.
 (Capital Improvement Financing Pooled Project)
   COP VRDO                                                             1.15%         12/6/2002LOC         4,150          4,150
Anaheim CA Public Improvement Corp. Lease COP VRDO                      1.00%         12/6/2002(2)        26,880         26,880
California Community College Financing Auth. TRAN                       3.00%         6/30/2003(4)        20,000         20,150
California Dept. of Water Resources Water System Rev.
 (Central Valley) TOB VRDO                                              1.17%         12/6/2002*          16,435         16,435
California Dept. of Water Resources Water System Rev.
 (Central Valley) TOB VRDO                                              1.40%        12/26/2002(3)*       11,585         11,585
California Educ. Fac. Auth. Rev. (Pepperdine Univ.) VRDO                1.10%         12/6/2002            6,000          6,000
California Educ. Fac. Auth. Rev. (Stanford Univ.) TOB VRDO              1.15%         12/6/2002*          11,175         11,175
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO                  1.00%         12/6/2002            4,580          4,580
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO                  1.00%         12/6/2002            7,565          7,565
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO                  1.00%         12/6/2002            9,000          9,000
California Educ. Fac. Auth. Rev. (Univ. of San Francisco) VRDO          1.20%        12/6/2002LOC          6,500          6,500
California GO Eagle Trust TOB VRDO                                      1.16%         12/6/2002*          24,380         24,380
California GO Eagle Trust TOB VRDO                                      1.18%         12/6/2002(5)*       23,905         23,905
California GO TOB VRDO                                                  1.17%         12/6/2002*           5,275          5,275
California GO TOB VRDO                                                  1.17%         12/6/2002*           2,750          2,750
California Health Fac. Finance Auth. Rev.
 (Adventist Health System West Sutter Health)
   VRDO                                                                 1.05%         12/6/2002LOC        20,900         20,900
California Health Fac. Finance Auth. Rev.
 (Adventist Health System West Sutter Health)
   VRDO                                                                 1.10%         12/6/2002LOC         7,800          7,800

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West) VRDO                                        1.10%         12/6/2002(1)         7,300     $    7,300
California Health Fac. Finance Auth. Rev.
 (Memorial Health Services) VRDO                                        1.10%         12/6/2002           42,220         42,220
California Housing Finance Agency Home Mortgage Rev.
 (Multi-Family Housing III) VRDO                                        1.35%         12/2/2002              965            965
California Housing Finance Agency Home Mortgage Rev.
 (Multi-Family Housing III) VRDO                                        1.08%         12/6/2002            5,940          5,940
California Housing Finance Agency Home Mortgage Rev.
 (Multi-Family Housing III) VRDO                                        1.20%         12/6/2002           63,840         63,840
California Housing Finance Agency Home Mortgage Rev. VRDO               1.08%         12/2/2002            6,500          6,500
California Housing Finance Agency Home Mortgage Rev. VRDO               1.08%         12/2/2002(1)        13,500         13,500
California Housing Finance Agency Home Mortgage Rev. VRDO               1.11%         12/2/2002           11,325         11,325
California Housing Finance Agency Home Mortgage Rev. VRDO               1.11%         12/2/2002            9,735          9,735
California Housing Finance Agency Home Mortgage Rev. VRDO               1.15%         12/2/2002           10,000         10,000
California Housing Finance Agency Home Mortgage Rev. VRDO               1.17%         12/6/2002(4)        24,000         24,000
California Housing Finance Agency Home Mortgage Rev. VRDO               1.17%         12/6/2002(1)        30,600         30,600
California Housing Finance Agency Home Mortgage Rev. VRDO               1.19%         12/6/2002*           3,490          3,490
California Housing Finance Agency Single Family
 Mortgage Rev. TOB VRDO                                                 1.19%         12/6/2002*           5,000          5,000
California Housing Finance Agency Single Family
 Mortgage Rev. TOB VRDO                                                 1.30%         12/6/2002*          48,895         48,895
California Housing Finance Agency Single Family
 Mortgage Rev. TOB VRDO                                                 1.30%         12/6/2002*           8,475          8,475
California Infrastructure & Econ. Dev. Bank (JP Getty Trust) CP         1.45%        12/19/2002            7,000          7,000
California Infrastructure & Econ. Dev. Bank (JP Getty Trust) CP         1.15%         2/11/2003            6,000          6,000
California Infrastructure & Econ. Dev. Bank Rev. VRDO                   1.10%         12/2/2002(2)         2,600          2,600
California PCR Financing Auth. Rev. (Exxon Mobil) VRDO                  1.05%         12/2/2002           13,995         13,995
California PCR Financing Auth. Rev. (Exxon) VRDO                        1.05%         12/2/2002            6,400          6,400
California Pollution Control Financing Auth. Solid Waste
 Disposal Rev. (Shell Oil Co.-Martinez) VRDO                            1.10%         12/2/2002            8,650          8,650
California Pollution Control Financing Auth. Solid Waste
 Disposal Rev. (Shell Oil Co.-Martinez) VRDO                            1.10%         12/2/2002           57,000         57,000
California Pollution Control Financing Auth. Solid Waste
 Disposal Rev. (Shell Oil Co.-Martinez) VRDO                            1.10%         12/2/2002           14,900         14,900
California RAN TOB VRDO                                                 1.25%         12/6/2002*          65,000         65,000
California School Cash Reserve Program Auth. Pool A                     3.00%          7/3/2003(2)       100,000        100,768
California State Dept. Water Resources Power Supply
 Rev. PUT                                                               1.80%         1/16/2003LOC        55,000         55,000
California State Dept. Water Resources Power Supply
 Rev. PUT                                                               1.80%         3/13/2003LOC       100,000        100,000
California State Dept. Water Resources Power Supply
 Rev. TOB VRDO                                                          1.17%         12/6/2002(5)*        5,815          5,815
California State Dept. Water Resources Power Supply
 Rev. TOB VRDO                                                          1.17%         12/6/2002(5)*       26,450         26,450
California State Univ. Institute CP                                     1.25%         12/5/2002LOC         5,191          5,191
California State Univ. Institute CP                                     1.45%         12/9/2002LOC         6,493          6,493
California Statewide Community Dev. Auth. Multifamily Rev.
 (Canyon Creek Apts.) VRDO                                              1.16%         12/6/2002LOC        28,800         28,800
California Statewide Community Dev. Auth. Multifamily Rev.
 (Valley Palms Apts.) VRDO                                              1.16%         12/6/2002LOC        13,500         13,500

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                               COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
California Statewide Community Dev. Auth. Rev.
 (Children's Hosp. of Los Angeles) VRDO                                 1.00%         12/6/2002(2)      $ 14,300     $   14,300
California Statewide Community Dev. Auth. Rev.
 (Children's Hosp. of Los Angeles) VRDO                                 1.00%         12/6/2002(2)        15,000         15,000
California Statewide Community Dev. Auth. Rev.
 (Memorial Health Services) COP VRDO                                    1.10%         12/6/2002           85,000         85,000
Clovis CA Unified School Dist. TRAN                                     2.75%         6/30/2003           38,000         38,238
Conejo Valley CA Unified School Dist. TRAN                              2.50%         6/30/2003           13,115         13,177
Dublin San Ramon Services Dist. California Sewer COP VRDO               1.05%         12/6/2002(1)        24,450         24,450
East Bay CA Muni. Util. Dist. Water System Rev. VRDO                    1.00%         12/6/2002(4)        36,500         36,500
Fontana CA Unified School Dist.
 (School Fac. Bridge Funding Program) COP VRDO                          1.10%         12/6/2002(4)         5,000          5,000
Fresno CA Sewer Rev. VRDO                                               1.05%         12/6/2002(3)        27,750         27,750
Fresno County CA TRAN                                                   3.00%          7/1/2003           25,000         25,193
Irvine CA Assessment Dist. Improvement Bonds
 (Oak Creek) VRDO                                                       1.15%         12/2/2002LOC         1,757          1,757
Irvine CA Assessment Dist. Improvement Bonds VRDO                       1.05%         12/2/2002LOC        34,000         34,000
Irvine CA Assessment Dist. Improvement Bonds VRDO                       1.15%         12/2/2002            1,400          1,400
Irvine CA Ranch Water Dist. Rev. VRDO                                   1.05%         12/2/2002LOC         1,000          1,000
Irvine CA Ranch Water Dist. Rev. VRDO                                   1.05%         12/2/2002LOC        19,600         19,600
Irvine CA Ranch Water Dist. Rev. VRDO                                   1.15%         12/2/2002            4,000          4,000
Kern County CA (Public Fac.) VRDO                                       1.05%         12/6/2002LOC         4,700          4,700
Kern County CA (Public Fac.) VRDO                                       1.05%         12/6/2002LOC         4,300          4,300
Kern County CA (Public Fac.) VRDO                                       1.05%         12/6/2002LOC         9,800          9,800
Kern County CA (Public Fac.) VRDO                                       1.05%         12/6/2002LOC         3,500          3,500
Kern County CA TRAN                                                     2.50%          7/1/2003            6,000          6,036
Koch Industries California TOB VRDO                                     1.21%         12/6/2002*          54,024         54,024
Long Beach CA Harbor Rev. TOB VRDO                                      1.18%         12/6/2002(1)*        7,345          7,345
Long Beach CA Harbor Rev. TOB VRDO                                      1.19%         12/6/2002(3)*        6,710          6,710
Los Angeles CA Dept. of Water & Power Rev. TOB VRDO                     1.11%          12/6/2002*          8,350          8,350
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/2/2002           16,300         16,300
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/2/2002              400            400
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.00%         12/6/2002           20,000         20,000
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.00%         12/6/2002           28,300         28,300
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.00%         12/6/2002           22,500         22,500
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.00%         12/6/2002           27,300         27,300
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.05%         12/6/2002           28,400         28,400
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.05%         12/6/2002           26,050         26,050
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/6/2002           15,100         15,100
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/6/2002           24,000         24,000
Los Angeles CA Harbor Dept. Rev. CP                                     1.65%        12/18/2002            5,800          5,800
Los Angeles CA Harbor Dept. Rev. CP                                     1.35%         2/13/2003           26,900         26,900
Los Angeles CA Multifamily Housing Rev. (San Regis) VRDO                1.15%         12/6/2002LOC        23,600         23,600
Los Angeles CA TRAN                                                     3.00%         6/30/2003           50,000         50,409
Los Angeles CA Unified School Dist. GO TOB VRDO                         1.15%         12/6/2002*          11,120         11,120
Los Angeles CA Unified School Dist. GO TOB VRDO                         1.15%         12/6/2002(3)*       19,725         19,725
Los Angeles CA Unified School Dist. TRAN                                3.00%          7/1/2003           10,000         10,076
Los Angeles CA Unified School Dist. TRAN                                3.25%          7/1/2003           20,000         20,183
Los Angeles CA Wastewater System Rev. PUT                               1.00%         12/5/2002(3)        13,000         13,000
Los Angeles CA Wastewater System Rev. PUT                               1.05%         12/5/2002(3)        14,000         14,000
Los Angeles CA Wastewater System Rev. PUT                               1.15%         12/5/2002(3)         8,000          8,000
Los Angeles County CA Metro. Transp. Auth. CP                           1.20%         2/11/2003LOC        14,764         14,764

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev. VRDO                                                    1.00%         12/6/2002(3)      $ 43,100     $   43,100
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev. VRDO                                                    1.05%         12/6/2002(1)        74,365         74,365
Los Angeles County CA Pension Obligations VRDO                          1.00%         12/6/2002(2)        18,800         18,800
Los Angeles County CA Pension Obligations VRDO                          1.00%         12/6/2002(2)        39,580         39,580
Los Angeles County CA Schools Pooled Financing
 Program TRAN                                                           3.00%         6/30/2003(4)        20,000         20,152
Los Angeles County CA TRAN                                              3.00%         6/30/2003           32,000         32,248
Marin County CA TRAN                                                    2.50%         9/11/2003           37,000         37,327
Metro. Water Dist. of Southern California Rev. TOB VRDO                 1.12%         12/6/2002*           5,000          5,000
Metro. Water Dist. of Southern California Rev. TOB VRDO                 1.13%         12/6/2002*           5,668          5,668
Metro. Water Dist. of Southern California Rev. TOB VRDO                 1.17%         12/6/2002*          14,995         14,995
Metro. Water Dist. of Southern California Rev. VRDO                     1.00%         12/2/2002           27,550         27,550
Metro. Water Dist. of Southern California Rev. VRDO                     1.05%         12/2/2002           22,500         22,500
Metro. Water Dist. of Southern California Rev. VRDO                     1.10%         12/2/2002           11,000         11,000
Metro. Water Dist. of Southern California Rev. VRDO                     1.00%         12/6/2002           30,100         30,100
Metro. Water Dist. of Southern California Rev. VRDO                     1.00%         12/6/2002           15,400         15,400
Metro. Water Dist. of Southern California Rev. VRDO                     0.95%         12/6/2002           10,000         10,000
Metro. Water Dist. of Southern California Rev. VRDO                     0.95%         12/6/2002            9,000          9,000
Metro. Water Dist. of Southern California Rev. VRDO                     1.00%         12/6/2002(2)        20,900         20,900
Metro. Water Dist. of Southern California Rev. VRDO                     1.05%         12/6/2002            7,900          7,900
Metro. Water Dist. of Southern California Rev. VRDO                     1.05%         12/6/2002            4,800          4,800
Metro. Water Dist. of Southern California Rev. VRDO                     1.10%         12/6/2002           19,700         19,700
Metro. Water Dist. of Southern California Rev. VRDO                     1.10%         12/6/2002           17,000         17,000
Mission Viejo CA Community Dev. Financing Auth.
 (Mission Viejo Mall Improvement) VRDO                                  1.05%         12/6/2002LOC        30,700         30,700
MSR California Public Power Agency (San Juan Project) VRDO              1.15%         12/2/2002(1)        18,750         18,750
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                        1.15%         12/2/2002            3,000          3,000
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                        1.15%         12/2/2002            4,000          4,000
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                        1.20%         12/6/2002            3,100          3,100
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                        1.20%         12/6/2002           25,000         25,000
Newport Beach CA Rev.
 (Hoag Memorial Presbyterian Hosp.) VRDO                                1.08%         12/2/2002           50,215         50,215
Orange County CA Apartment Dev. Rev. VRDO                               1.05%         12/6/2002LOC        48,100         48,100
Orange County CA Sanitation Dist. COP VRDO                              1.15%         12/2/2002              840            840
Orange County CA Sanitation Dist. COP VRDO                              1.15%         12/2/2002            5,400          5,400
Orange County CA Sanitation Dist. COP VRDO                              1.05%         12/6/2002(2)        54,600         54,600
Otay CA Water Dist. (Capital Project) COP VRDO                          1.05%         12/6/2002LOC        10,600         10,600
Port of Oakland CA Rev. TOB VRDO                                        1.18%         12/6/2002(3)*        3,803          3,803
Port of Oakland CA Rev. TOB VRDO                                        1.19%         12/6/2002*          24,600         24,600
Sacramento County CA
 (Administration Center & Courthouse) VRDO                              1.10%         12/6/2002LOC         9,335          9,335
Sacramento County CA TRAN                                               3.00%          8/1/2003           39,150         39,506
San Bernardino County CA Medical Center COP VRDO                        1.17%         12/6/2002(1)        36,365         36,365
San Diego CA Housing Auth. Multifamily Housing Rev.
 (Canyon Rim Apts.) VRDO                                                1.15%         12/6/2002LOC        32,440         32,440
San Diego CA Unified School Dist. TOB VRDO                              1.15%         12/6/2002(3)*        5,635          5,635
San Diego CA Unified School Dist. TRAN                                  3.00%         7/28/2003           11,850         11,963
San Diego CA Water Auth. CP                                             1.35%         1/30/2003            5,000          5,000
San Diego County CA Water Auth. CP                                      1.40%         1/23/2003            6,500          6,500

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                               COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
San Francisco CA Bay Area Rapid Transit Dist.
 Sales Tax Rev. TOB VRDO                                                1.15%         12/6/2002(3)*     $  2,745     $    2,745
San Francisco CA City & County Finance Corp. Lease Rev.
 (Moscone Center Expansion) VRDO                                        1.00%         12/6/2002(2)        16,000         16,000
San Francisco CA City & County Finance Corp. Lease Rev.
 (Moscone Center Expansion) VRDO                                        1.10%         12/6/2002(2)        26,300         26,300
San Francisco CA City & County Multifamily Housing Rev.
 (City Heights Apartments) VRDO                                         1.15%         12/6/2002LOC         4,000          4,000
San Jose CA Redev. Agency VRDO                                          1.15%         12/6/2002LOC        14,900         14,900
San Jose/Santa Clara CA Clean Water &
 Sewer Finance Auth. VRDO                                               1.00%         12/6/2002(3)         3,700          3,700
Santa Barbara County CA TRAN                                            3.00%         7/25/2003           12,000         12,113
Southern California Home Financing Auth. Single Family
 Mortgage Rev. TOB VRDO                                                 1.30%         12/6/2002*          74,350         74,350
Southern California Public Power Auth. Rev.
 (Palo Verde Project) VRDO                                              1.00%         12/6/2002(2)        17,500         17,500
Southern California Public Power Auth. Rev.
 (Transmission Project) VRDO                                            1.00%         12/6/2002(4)        52,865         52,865
Southern California Public Power Auth. Rev.
 (Transmission Project) VRDO                                            1.00%         12/6/2002(2)LOC    111,400        111,400
Southern California Public Power Auth. Rev.
 (Transmission Project) VRDO                                            1.05%         12/6/2002(4)        52,650         52,650
Southern California Public Power Auth. Rev.
 (Transmission Project) VRDO                                            1.05%         12/6/2002(4)         8,700          8,700
Stanislaus County CA TRAN                                               2.75%        10/30/2003           28,500         28,756
Torrance CA Hospital Rev.
 (Torrance Memorial Medical Center) VRDO                                1.10%         12/6/2002LOC         3,000          3,000
Univ. of California Regents CP                                          1.20%        12/12/2002           11,000         11,000
Univ. of California Regents CP                                          1.30%        12/20/2002            8,000          8,000
Univ. of California Regents CP                                          1.30%        12/20/2002            2,400          2,400
Univ. of California Regents CP                                          1.30%         1/15/2003            6,000          6,000
Val Verde CA Unified School Dist. COP VRDO                              1.10%         12/6/2002(4)        25,100         25,100
Val Verde CA Unified School Dist. COP VRDO                              1.10%         12/6/2002(4)        17,310         17,310
Ventura County CA TRAN                                                  3.00%          7/1/2003           10,000         10,077
Wateruse Financial Auth. of California VRDO                             1.10%         12/6/2002(4)        40,560         40,560
Outside California:
Puerto Rico Electric Power Auth. Rev. TOB VRDO                          1.13%         12/6/2002(4)*        2,100          2,100
Puerto Rico Electric Power Auth. Rev. TOB VRDO                          1.16%         12/6/2002(1)*        3,000          3,000
Puerto Rico GO TOB PUT                                                  1.80%          1/9/2003*           8,810          8,810
Puerto Rico GO TOB VRDO                                                 1.05%         12/6/2002(1)*       24,995         24,995
Puerto Rico GO TOB VRDO                                                 1.05%         12/6/2002(4)*       16,680         16,680
Puerto Rico GO TOB VRDO                                                 1.13%         12/6/2002(1)*       18,090         18,090
Puerto Rico GO TOB VRDO                                                 1.13%         12/6/2002(1)*       20,515         20,515
Puerto Rico Govt. Dev. Bank VRDO                                        1.02%         12/6/2002(1)         8,400          8,400
Puerto Rico Highway & Transp. Auth. Rev. VRDO                           1.05%         12/6/2002(2)         2,200          2,200
Puerto Rico Infrastructure Financing Auth.
 Special Obligation Bonds TOB PUT                                       1.85%         6/19/2003*          20,700         20,700
Puerto Rico Infrastructure Financing Auth.
 Special Tax Rev. TOB PUT                                               1.85%         6/12/2003(2)*        6,515          6,515
Puerto Rico Infrastructure Financing Auth.
 Special Obligation Bonds TOB VRDO                                      1.13%         12/6/2002*          12,400         12,400
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. TOB PUT              1.85%         6/12/2003(2)*        7,820          7,820

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                               COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Public Finance Corp. TOB VRDO                               1.13%         12/6/2002(1)*     $  7,605     $    7,605
Puerto Rico TRAN                                                        2.50%         7/30/2003           30,000         30,201
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $3,577,808)                                                                                                    3,577,808
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     25,865
Liabilities                                                                                                             (9,637)
                                                                                                                ---------------
                                                                                                                         16,228
                                                                                                                ---------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 3,593,974,215 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                            $3,594,036
===============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                 $1.00
===============================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the aggregate value of these securities was $651,930,000, representing 18.1% of net assets. For key to abbreviations and other references, see page 44.

===============================================================================================================================
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMOUNT            PER
                                                                                                           (000)          SHARE
-------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                       $3,594,101          $1.00
Undistributed Net Investment Income                                                                           --            --
Accumulated Net Realized Losses                                                                             (65)        --
Unrealized Appreciation                                                                                       --            --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $3,594,036          $1.00
===============================================================================================================================

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
-------------------------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
 (Children's Hosp. Medical Center) COP                                  6.00%         12/1/2015(2)      $  9,180     $   10,446
ABAG Finance Auth. for Non-Profit Corp. California
 (School of the Mechanical Arts)                                        4.50%         10/1/2013              480            492
ABAG Finance Auth. for Non-Profit Corp. California
 (School of the Mechanical Arts)                                        4.70%         10/1/2014              475            487
ABAG Finance Auth. for Non-Profit Corp. California
 (School of the Mechanical Arts)                                        4.80%         10/1/2015              525            537
ABAG Finance Auth. for Non-Profit Corp. California
 (School of the Mechanical Arts)                                        4.90%         10/1/2016              550            562
ABAG Finance Auth. for Non-Profit Corp. California
 (School of the Mechanical Arts)                                        5.00%         10/1/2017              475            487
Alameda CA Corridor Transp. Auth. Rev.                                  5.00%         10/1/2012(1)         1,950          2,107
Alameda CA Corridor Transp. Auth. Rev.                                 5.125%         10/1/2014(1)        10,150         10,760
Alameda County CA (Medical Center) COP                                  5.25%          6/1/2008(1)         1,965          2,204
Alameda County CA (Medical Center) COP                                  5.25%          6/1/2009(1)         2,910          3,272
Alameda County CA (Medical Center) COP                                  5.25%          6/1/2012(1)         1,595          1,738
Alameda County CA (Medical Center) COP                                  5.25%          6/1/2013(1)         1,785          1,938
Alameda County CA (Medical Center) COP                                 5.375%          6/1/2014(1)         1,880          2,057
Alameda County CA (Medical Center) COP                                 5.375%          6/1/2015(1)         3,960          4,314
Alameda County CA COP                                                  5.375%         12/1/2010(1)         2,000          2,260
Alameda County CA COP                                                  5.375%         12/1/2012(1)        11,000         12,389
Alameda County CA COP                                                  5.375%         12/1/2013(1)        10,505         11,712
Alameda County CA COP                                                  5.375%         12/1/2014(1)         3,000          3,311
Alameda County CA COP                                                  5.375%         12/1/2015(1)         1,500          1,643
Anaheim CA Convention Center COP                                        0.00%          8/1/2004(1)         3,120          3,021
Anaheim CA Public Finance Auth. Electric System Rev.                    5.25%         10/1/2014(4)         2,330          2,549
Anaheim CA Public Finance Auth. Electric System Rev.                    5.00%         10/1/2015(4)         4,010          4,253
Anaheim CA Public Finance Auth. Electric System Rev.                    5.00%         10/1/2016(4)         5,000          5,262
Anaheim CA Public Finance Auth. Electric System Rev.                    5.25%         10/1/2017(4)         1,750          1,868
Anaheim CA Public Finance Auth. Lease Rev.                              6.00%          9/1/2008(4)         2,000          2,316
Anaheim CA Unified High School Dist. GO                                 5.00%          8/1/2014(4)         1,100          1,177
Anaheim CA Unified High School Dist. GO                                5.375%          8/1/2015(4)         1,000          1,095
Anaheim CA Unified High School Dist. GO                                5.375%          8/1/2016(4)         1,250          1,358
Anaheim CA Unified High School Dist. GO                                5.375%          8/1/2017(4)         2,235          2,410
Antioch CA Public Finance Auth. Reassessment Rev.                       5.00%          9/2/2013(2)        11,790         12,610
Cabrillo CA Community College Dist. Rev.                                0.00%          8/1/2011(3)         2,465          1,720
Cabrillo CA Community College Dist. Rev.                                0.00%          8/1/2012(3)         2,525          1,667
Cabrillo CA Community College Dist. Rev.                                0.00%          8/1/2013(3)         2,590          1,607
Cabrillo CA Community College Dist. Rev.                                0.00%          8/1/2014(3)         2,655          1,544
California Dept. of Veteran Affairs Rev.                                4.95%         12/1/2012            3,620          3,749
California Dept. of Veteran Affairs Rev.                                5.05%         12/1/2013            6,140          6,325
California Dept. of Water Resources Water System Rev.
 (Central Valley)                                                       5.50%         12/1/2014(4)         4,000          4,507
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)            6.875%          6/1/2014              360            421
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)            6.875%          6/1/2015              380            445
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)            6.875%          6/1/2016              400            468
California Educ. Fac. Auth. Rev. (Pomona College)                       4.50%          1/1/2013            1,200          1,248
California Educ. Fac. Auth. Rev. (Pomona College)                       4.50%          1/1/2014            1,200          1,233
California Educ. Fac. Auth. Rev. (Univ. of Southern California)         5.60%         10/1/2009            2,680          3,001
California GO                                                           5.00%          6/1/2009            3,000          3,252

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
California GO                                                           7.00%          8/1/2009         $  3,380     $    4,057
California GO                                                           5.25%         10/1/2009            1,835          2,021
California GO                                                           5.75%         12/1/2009(3)        13,265         15,285
California GO                                                           5.00%          4/1/2010            1,900          2,042
California GO                                                           5.75%          2/1/2011(3)         6,500          7,417
California GO                                                           5.00%          2/1/2012           30,000         32,021
California GO                                                           5.25%          9/1/2013(1)        25,000         27,013
California GO                                                          5.375%          4/1/2014           20,595         22,183
California GO                                                           5.40%         12/1/2014(1)         3,130          3,276
California GO                                                          5.375%          4/1/2015           15,595         16,662
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             7.00%          7/1/2005(2)         3,410          3,835
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             7.00%          7/1/2006(2)         3,395          3,930
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             5.50%          7/1/2008(1)         3,290          3,691
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             5.50%          7/1/2009(1)         3,580          3,940
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                            5.875%          7/1/2009(2)         5,000          5,473
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             5.50%          7/1/2010(1)         3,060          3,359
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             5.75%          7/1/2010(1)         7,000          7,751
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             5.50%          7/1/2011(1)         3,950          4,360
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             5.50%          7/1/2012(1)         3,635          4,012
California Health Fac. Finance Auth. Rev. (Children's Hosp.)            6.00%          7/1/2004(1)         1,645          1,756
California Health Fac. Finance Auth. Rev. (Children's Hosp.)            6.00%          7/1/2006(1)         1,000          1,124
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.25%          6/1/2009(4)         6,290          7,006
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           0.00%         10/1/2009(1)         7,140          5,515
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.25%         10/1/2009(2)        10,525         11,704
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.25%          6/1/2010(4)         5,310          5,773
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.25%          6/1/2011(4)         7,250          7,886
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.25%         10/1/2016            5,000          5,077
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)         5.50%          7/1/2003(1)         3,010          3,083
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)         5.50%          7/1/2004(1)         2,000          2,120
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)         5.75%          7/1/2005(1)         3,335          3,651
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)         5.75%          7/1/2006(1)         2,415          2,697
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)         5.50%          7/1/2010(1)         3,570          3,918
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)          5.25%          5/1/2003(1)         1,000          1,016
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)          5.50%          5/1/2004(1)         1,855          1,956
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)          5.50%          5/1/2005(1)         1,500          1,625
California Health Fac. Finance Auth. Rev.
 (Scripps Memorial Hosp.)                                               6.25%         10/1/2013(1)         3,000          3,072
California Health Fac. Finance Auth. Rev.
 (Sisters of Providence)                                                6.00%         10/1/2009(2)         4,490          5,226
California Health Fac. Finance Auth. Rev.
 (Summit Medical Center)                                                5.25%          5/1/2009(4)         3,500          3,779
California Health Fac. Finance Auth. Rev.
 (Summit Medical Center)                                                5.25%          5/1/2011(4)         1,700          1,841

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. (Sutter Health)               5.50%         8/15/2012(4)      $  3,000     $    3,318
California Health Fac. Finance Auth. Rev. (Sutter Health)               5.50%         8/15/2012(4)         5,410          5,983
California Housing Finance Agency Home Mortgage Rev.                    5.85%          8/1/2016(1)         3,950          4,132
California Housing Finance Agency Home Mortgage Rev.                    6.25%          8/1/2016           10,000         10,591
California Housing Finance Agency Home Mortgage Rev.                    0.00%          8/1/2027(1)         5,775          1,524
California Housing Finance Agency Home Mortgage Rev.
 (Multi-Family Housing III) VRDO                                        1.35%         12/2/2002              700            700
California Housing Finance Agency Home Mortgage Rev. VRDO               1.08%         12/2/2002(1)        36,000         36,000
California Housing Finance Agency Home Mortgage Rev. VRDO               1.11%         12/2/2002            1,000          1,000
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                     5.50%          6/1/2012(1)         1,300          1,448
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                     5.50%          6/1/2014(1)         2,935          3,204
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                     5.50%          6/1/2015(1)         2,245          2,443
California Infrastructure & Econ. Dev. Bank Rev.
 (Clean Water State Revolving Fund)                                     5.00%         10/1/2014            2,500          2,685
California Infrastructure & Econ. Dev. Bank Rev.
 (Clean Water State Revolving Fund)                                     5.00%         10/1/2015            3,500          3,721
California Infrastructure & Econ. Dev. Bank Rev.
 (Clean Water State Revolving Fund)                                     5.00%         10/1/2016            3,000          3,164
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.00%         10/1/2010            1,325          1,424
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.00%         10/1/2011            1,275          1,363
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.00%         10/1/2012            2,950          3,136
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.00%         10/1/2013            2,350          2,465
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.50%         10/1/2014            2,250          2,431
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.50%         10/1/2015            2,430          2,605
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.50%         10/1/2016            3,620          3,861
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.50%         10/1/2017            3,820          4,046
California Infrastructure & Econ. Dev. Bank Rev. VRDO                   1.10%         12/2/2002(2)         7,300          7,300
California PCR Financing Auth. Rev. (San Diego Gas & Electric)          5.90%          6/1/2014(1)        17,135         19,897
California Pollution Control Financing Auth. Solid Waste
 Disposal Rev. (Republic Services)                                      5.25%          6/1/2023            5,000          4,939
California Pollution Control Financing Auth. Solid Waste
 Disposal Rev. (Republic Services)                                      5.25%          6/1/2023            5,000          4,939
California Pollution Control Financing Auth. Solid Waste
 Disposal Rev. (Shell Oil Co.-Martinez)
   VRDO                                                                 1.10%         12/2/2002            2,700          2,700
California Public Works Board Lease Rev.
 (California State Univ.)                                               5.30%         10/1/2015(2)         6,655          7,046
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                 6.40%         11/1/2004(1)         5,000          5,547
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                 5.50%          1/1/2010(2)        10,000         10,924
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                 5.25%          6/1/2011(2)         5,050          5,632

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                 5.50%          1/1/2014(2)      $  5,975     $    6,451
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                5.375%         11/1/2014(1)         4,400          4,768
California Public Works Board Lease Rev. (Secretary of State)           6.50%         12/1/2008(2)         5,000          5,926
California Public Works Board Lease Rev. (Univ. of California)          6.25%         12/1/2002(2)         1,000          1,020
                                                                                       (Prere.)
California Public Works Board Lease Rev. (Univ. of California)          5.50%          9/1/2008(2)         5,185          5,834
California Public Works Board Lease Rev. (Univ. of California)          5.50%          9/1/2009(2)         4,015          4,471
California Public Works Board Lease Rev. (Univ. of California)         5.375%         10/1/2016(1)         4,750          5,026
California RAN FR                                                      1.439%         12/5/2002            9,000          9,000
California RAN FR                                                      1.489%         12/6/2002           15,000         15,000
California State Dept. Water Resources Power Supply Rev.                5.50%          5/1/2009           10,000         10,840
California State Dept. Water Resources Power Supply Rev.                5.50%          5/1/2010            3,500          3,771
California State Dept. Water Resources Power Supply Rev.                5.50%          5/1/2011            7,000          7,527
California State Dept. Water Resources Power Supply Rev.                6.00%          5/1/2013           15,000         16,725
California State Dept. Water Resources
 Power Supply Rev. PUT                                                  1.80%         1/16/2003           25,000         25,000
California Statewide Community Dev. Auth. Multifamily Rev.
 (Archstone/Seascape) PUT                                               5.25%          6/1/2008            2,000          2,111
California Statewide Community Dev. Auth. Rev.
 (Catholic Healthcare West)                                             6.00%          7/1/2009            3,060          3,316
California Statewide Community Dev. Auth. Rev.
 (Children's Hosp. of Los Angeles) COP                                  6.00%          6/1/2008(1)         1,000          1,148
California Statewide Community Dev. Auth. Rev.
 (Children's Hosp. of Los Angeles) COP                                  6.00%          6/1/2009(1)         3,615          4,184
California Statewide Community Dev. Auth. Rev.
 (Children's Hosp. of Los Angeles) COP                                  6.00%          6/1/2011(1)         2,365          2,753
California Statewide Community Dev. Auth. Rev.
 (Irvine Apartments) PUT                                                4.90%         5/15/2008            1,440          1,526
California Statewide Community Dev. Auth. Rev.
 (Irvine Apartments) PUT                                                5.05%         5/15/2008            2,500          2,630
California Statewide Community Dev. Auth. Rev.
 (Irvine Apartments) PUT                                                5.25%         5/15/2013            5,545          5,753
California Statewide Community Dev. Auth. Rev.
 (Kaiser Permanente) PUT                                                3.85%          8/1/2006           35,390         35,827
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp. Foundation)                             5.125%          6/1/2013(2)         1,530          1,629
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp. Foundation)                              5.25%          6/1/2014(2)         1,610          1,708
California Statewide Community Dev. Auth. Rev.
 (Sherman Oaks Foundation)                                              5.50%          8/1/2015(2)         4,685          4,929
California Statewide Community Dev. Auth. Rev.
 (Waste Management Inc.) PUT                                            4.95%          4/1/2004            4,500          4,561
California Veterans GO                                                  5.15%         12/1/2009           11,000         11,709
California Veterans GO                                                  4.85%         12/1/2011            1,750          1,809
California Veterans GO                                                  5.40%         12/1/2014            5,000          5,185
Calleguas-Las Virgines CA Muni. Water Dist. Rev.                       5.125%          7/1/2014(3)         1,440          1,488
Capistrano CA Unified Public Schools Rev.                               6.00%          9/1/2004(2)         2,160          2,322
Capistrano CA Unified Public Schools Rev.                               6.00%          9/1/2005(2)         2,395          2,653
Central California Joint Powers Health Financing Auth. Rev.
 (Community Hosp. of Central California)
   COP                                                                  4.75%          2/1/2008            1,115          1,148
Central California Joint Powers Health Financing Auth. Rev.
 (Community Hosp. of Central California)
   COP                                                                  4.75%          2/1/2009            1,165          1,188

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Central California Joint Powers Health Financing Auth. Rev.
 (Community Hosp. of Central California)
   COP                                                                  4.75%          2/1/2010         $  1,210     $    1,226
Central California Joint Powers Health Financing Auth. Rev.
 (Community Hosp. of Central California)
   COP                                                                  5.00%          2/1/2011            1,115          1,133
Central California Joint Powers Health Financing Auth. Rev.
 (Community Hosp. of Central California)
   COP                                                                  5.00%          2/1/2012            1,320          1,335
Chaffey CA Joint Unified High School Dist. GO                           5.00%          5/1/2016(4)         1,720          1,814
Chaffey CA Joint Unified High School Dist. GO                           5.00%          5/1/2017(4)         1,840          1,924
Chino Basin CA Regional Financing Auth. Rev.
 (Muni. Water Dist. Sewer System)                                       6.50%          8/1/2010(2)         3,095          3,695
Chula Vista CA IDR (San Diego Gas & Electric) PUT                       7.00%         12/1/2005           30,000         33,193
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2004(3)         5,000          4,852
                                                                                      (ETM) LOC
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2005(3)        16,000         15,101
                                                                                          (ETM)
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2011(3)         2,675          1,867
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2012(3)         4,715          3,113
Contra Costa CA (Merrithew Memorial Hosp.) COP                          5.25%         11/1/2003(1)         3,230          3,346
Contra Costa CA (Merrithew Memorial Hosp.) COP                          6.00%         11/1/2007(1)         2,000          2,303
Contra Costa CA Community College Dist.                                 5.25%          8/1/2015(3)         2,300          2,490
Corona CA Redev. Project                                                7.50%          9/1/2004(3)           970          1,068
Culver City CA Redev. Financing Auth.                                  5.375%         11/1/2016(4)         3,260          3,520
East Bay CA Muni. Util. Dist. Water System Rev.                         5.00%          6/1/2014(3)         2,575          2,696
East Bay CA Muni. Util. Dist. Water System Rev.                         5.25%          6/1/2014(1)         3,775          4,090
East Bay CA Muni. Util. Dist. Water System Rev. VRDO                    1.00%         12/6/2002(4)         7,000          7,000
East Whittier CA City School Dist. GO                                   5.75%          8/1/2017(3)         1,670          1,912
El Dorado County CA Public Agency Finance Auth. Rev                     5.60%         2/15/2012(3)         3,900          4,277
El Dorado County CA Public Agency Finance Auth. Rev.                    5.50%         2/15/2021(3)         2,420          2,558
Elsinore Valley CA Muni. Water Dist. COP                                6.00%          7/1/2012(3)         1,000          1,176
Foothill/Eastern Corridor Agency California Toll Road Rev.              5.25%         1/15/2013(1)         5,000          5,402
Foothill/Eastern Corridor Agency California Toll Road Rev.             5.375%         1/15/2015(1)*        5,000          5,386
Foothill-De Anza Community College Dist. of California GO               6.00%          8/1/2010            1,150          1,364
                                                                                       (Prere.)
Foothill-De Anza Community College Dist. of California GO               6.00%          8/1/2010            1,235          1,464
                                                                                       (Prere.)
Foothill-De Anza Community College Dist. of California GO               6.00%          8/1/2011            1,330          1,548
Fresno CA Airport Rev.                                                  6.00%          7/1/2013(4)         2,975          3,348
Fresno CA Airport Rev.                                                  6.00%          7/1/2015(4)         2,290          2,567
Glendale CA School Dist. GO                                             5.75%          9/1/2017(3)         3,790          4,198
Imperial Irrigation Dist. of California (Electric System) COP           5.20%         11/1/2009(1)         7,900          8,861
Intermodal Container Transfer Fac. Joint Power Auth.
 California Rev.                                                        5.00%         11/1/2010(2)         1,470          1,625
Intermodal Container Transfer Fac. Joint Power Auth.
 California Rev.                                                        5.00%         11/1/2011(2)         1,665          1,836
Intermodal Container Transfer Fac. Joint Power Auth.
 California Rev.                                                       5.125%         11/1/2012(2)         2,540          2,820
Intermodal Container Transfer Fac. Joint Power Auth.
 California Rev.                                                       5.125%         11/1/2013(2)         1,870          2,055
Irvine CA Public Fac. & Infrastructure Auth. Assessment Rev.            4.60%          9/2/2015(2)         2,925          2,999
Irvine CA Public Fac. & Infrastructure Auth. Assessment Rev.            4.70%          9/2/2016(2)         3,045          3,122
La Mesa-Spring Valley CA School Dist. GO                               5.375%          8/1/2015(3)         1,040          1,139
La Mesa-Spring Valley CA School Dist. GO                               5.375%          8/1/2016(3)         1,200          1,304
La Mesa-Spring Valley CA School Dist. GO                               5.375%          8/1/2017(3)         1,380          1,488
La Quinta CA Redev. Agency (Tax Allocation)                             8.00%          9/1/2003(1)         1,325          1,390
La Quinta CA Redev. Agency (Tax Allocation)                             7.30%          9/1/2007(1)         1,240          1,488
Long Beach CA Finance Auth. Lease Rev.                                  6.00%         11/1/2009(2)         3,735          4,373

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Long Beach CA Finance Auth. Lease Rev.                                  6.00%         11/1/2010(2)      $  3,860     $    4,523
Long Beach CA Finance Auth. Lease Rev.                                  6.00%         11/1/2017(2)         3,670          4,303
Long Beach CA Finance Auth. Lease Rev.
 (Aquarium of the South Pacific)                                        5.50%         11/1/2014(2)         3,435          3,799
Long Beach CA Finance Auth. Lease Rev.
 (Rainbow Harbor)                                                       5.25%          5/1/2014(2)         2,035          2,166
Long Beach CA Harbor Rev.                                               8.50%         5/15/2003(1)         6,235          6,431
Long Beach CA Harbor Rev.                                               8.00%         5/15/2004(1)         3,305          3,591
Long Beach CA Harbor Rev.                                               5.50%         5/15/2007            7,670          8,388
Long Beach CA Harbor Rev.                                               5.50%         5/15/2008            8,095          8,895
Long Beach CA Harbor Rev.                                               5.50%         5/15/2009            8,540          9,419
Long Beach CA Harbor Rev.                                               6.00%         5/15/2009(3)         2,770          3,137
Long Beach CA Harbor Rev.                                               6.00%         5/15/2010(3)         3,200          3,625
Long Beach CA Harbor Rev.                                               6.00%         5/15/2011(3)         1,000          1,142
Long Beach CA Harbor Rev.                                               5.75%         5/15/2012           10,050         11,153
Long Beach CA Harbor Rev.                                               6.00%         5/15/2012(3)         4,000          4,611
Long Beach CA Harbor Rev.                                               6.00%         5/15/2013(3)         6,700          7,700
Long Beach CA Harbor Rev.                                               6.00%         5/15/2014(3)         7,405          8,498
Los Angeles CA Community College Dist.                                  5.50%          8/1/2013(1)         6,250          6,970
Los Angeles CA Convention & Exhibit Center Auth. Lease Rev.             6.00%         8/15/2010(1)        10,975         12,818
Los Angeles CA Convention & Exhibit Center Auth. Lease Rev.            6.125%         8/15/2011(1)         1,300          1,540
Los Angeles CA COP                                                      5.00%          4/1/2014(2)         1,435          1,531
Los Angeles CA COP                                                      5.00%          4/1/2015(2)         1,560          1,648
Los Angeles CA COP                                                      5.00%          4/1/2016(2)         1,725          1,809
Los Angeles CA COP                                                      5.00%          4/1/2018(2)         1,950          2,015
Los Angeles CA Dept. of Water & Power Rev.                              5.25%          7/1/2012(1)        35,000         38,688
Los Angeles CA Dept. of Water & Power Rev.                             5.125%        10/15/2013(1)         3,500          3,740
Los Angeles CA Dept. of Water & Power Rev.                              5.25%          7/1/2015(1)         4,600          4,938
Los Angeles CA Dept. of Water & Power Rev.                              5.00%        10/15/2015(1)        10,000         10,449
Los Angeles CA Dept. of Water & Power Rev.                              5.00%        10/15/2017(1)         7,600          7,845
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/2/2002              700            700
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/2/2002            4,500          4,500
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.05%         12/6/2002            1,700          1,700
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/6/2002            2,000          2,000
Los Angeles CA GO                                                       5.00%          9/1/2011(1)         9,315         10,301
                                                                                       (Prere.)
Los Angeles CA GO                                                       5.25%          9/1/2011(1)        13,110         14,680
Los Angeles CA GO                                                       5.25%          9/1/2012(3)         2,000          2,238
Los Angeles CA GO                                                       5.00%          9/1/2014(1)         7,430          8,041
Los Angeles CA Harbor Dept. Rev.                                        5.50%          8/1/2007            3,000          3,252
Los Angeles CA Harbor Dept. Rev.                                        5.25%         11/1/2008            4,195          4,496
Los Angeles CA Harbor Dept. Rev.                                        5.50%          8/1/2010(2)         2,750          3,027
Los Angeles CA Harbor Dept. Rev.                                       5.875%          8/1/2010            6,000          6,430
Los Angeles CA Harbor Dept. Rev.                                        5.90%          8/1/2011            7,385          7,879
Los Angeles CA Harbor Dept. Rev.                                        5.50%          8/1/2015(2)         1,625          1,754
Los Angeles CA Muni. Improvement Corp. Lease Rev.                       5.00%          9/1/2012(3)         7,480          8,206
Los Angeles CA Unified School Dist. GO                                 5.375%          7/1/2008(3)         7,000          7,967
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                 5.375%          7/1/2008(3)         3,000          3,414
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                  5.25%         7/1/2009(1)          5,175          5,879
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                 5.625%          7/1/2009(1)         5,000          5,791
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                 5.625%          7/1/2009(1)         5,000          5,791
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                 5.625%          7/1/2009(1)         6,615          7,662
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                  5.50%          7/1/2010(3)         9,160         10,470
                                                                                       (Prere.)

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA Unified School Dist. GO                                  5.50%          7/1/2010(3)      $ 10,140     $   11,590
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                  5.50%          7/1/2011(1)        16,525         18,774
Los Angeles CA Unified School Dist. GO                                  5.50%          7/1/2012(1)         5,240          5,959
Los Angeles CA Unified School Dist. GO                                  6.00%          7/1/2012(3)         1,470          1,732
Los Angeles CA Unified School Dist. GO                                  5.75%          7/1/2013(1)         1,000          1,150
Los Angeles CA Unified School Dist. GO                                  6.00%          7/1/2013(3)         1,475          1,726
Los Angeles CA Unified School Dist. GO                                  5.75%          7/1/2014(1)        15,000         17,234
Los Angeles CA Unified School Dist. GO                                  6.00%          7/1/2014(3)         1,440          1,686
Los Angeles CA Wastewater System Rev.                                   6.50%          6/1/2004(1)         1,695          1,852
                                                                                       (Prere.)
Los Angeles CA Wastewater System Rev.                                   5.75%          6/1/2011(1)         7,960          8,261
Los Angeles CA Wastewater System Rev.                                  5.375%          6/1/2013(1)         5,000          5,585
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               9.00%          7/1/2006(1)         4,380          5,372
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               6.00%          7/1/2011(2)         2,745          3,217
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.25%          7/1/2012(1)         2,775          3,015
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               4.75%          7/1/2013(2)         4,770          4,919
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.00%          7/1/2013(4)         3,000          3,204
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.25%          7/1/2014(1)         7,000          7,446
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.25%          7/1/2014(4)        14,000         15,254
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.50%          7/1/2017(2)         1,500          1,610
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev. VRDO                                                    1.05%         12/6/2002(1)         7,200          7,200
Los Angeles County CA Pension Obligations VRDO                          1.00%         12/6/2002(2)           300            300
Los Angeles County CA Public Works Financing Auth. Rev.                5.125%          9/1/2008(1)         3,555          3,940
Los Angeles County CA Public Works Financing Auth. Rev.                 5.25%          9/1/2015(1)         1,000          1,072
Los Angeles County CA Public Works Financing Auth. Rev.                 5.00%         10/1/2016(1)         10,000        10,415
Los Angeles County CA Schools COP                                       0.00%          8/1/2009(2)         1,890          1,474
Los Angeles County CA Schools COP                                       0.00%          8/1/2011(2)         1,945          1,355
Los Angeles County CA Schools COP                                       0.00%          8/1/2013(2)         2,010          1,245
Metro. Water Dist. of Southern California Rev.                          8.00%          7/1/2008            2,000          2,509
Metro. Water Dist. of Southern California Rev. VRDO                     1.05%         12/2/2002              400            400
Modesto CA Irrigation Dist. Finance Auth. Rev.                         5.125%          9/1/2015(2)         4,365          4,590
Mojave CA Water Agency COP                                              5.45%          9/1/2015(1)         6,150          6,697
Monterey County CA COP                                                  5.25%          8/1/2012(1)         1,455          1,610
Monterey County CA COP                                                  5.25%          8/1/2014(1)         2,200          2,383
Monterey County CA COP                                                  5.25%          8/1/2015(1)         1,000          1,074
MSR California Public Power Agency (San Juan Project)                   5.00%          7/1/2009(1)         1,840          2,036
MSR California Public Power Agency (San Juan Project)                   5.00%          7/1/2013(1)         1,500          1,612
MSR California Public Power Agency (San Juan Project)                  5.375%          7/1/2013(1)         2,500          2,715
MSR California Public Power Agency (San Juan Project)                   5.00%          7/1/2014(1)         1,315          1,397
MSR California Public Power Agency (San Juan Project)                   6.75%        7/1/2020(1)(ETM)      2,735          3,297
Mt. Diablo CA Unified School Dist. GO                                   5.00%          8/1/2014(4)         2,020          2,162
Mt. Diablo CA Unified School Dist. GO                                   5.00%          8/1/2015(4)         2,110          2,236
Mt. Diablo CA Unified School Dist. GO                                   5.00%          8/1/2016(4)         2,210          2,324
New Haven CA Unified School Dist. GO                                   12.00%          8/1/2012(4)         3,440          5,673
New Haven CA Unified School Dist. GO                                   12.00%          8/1/2015(4)         2,905          4,995
Newark CA Unified School Dist. GO                                       0.00%          8/1/2008(4)         1,685          1,384
Newark CA Unified School Dist. GO                                       0.00%          8/1/2009(4)         1,065            832
Newark CA Unified School Dist. GO                                       0.00%          8/1/2010(4)         1,000            737
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                        1.20%         12/6/2002            7,100          7,100
North City West CA Community Dist.                                      6.00%          9/1/2005(4)         1,510          1,673
North City West CA Community Dist.                                      6.00%          9/1/2006(4)         1,600          1,811
North City West CA Community Dist.                                      6.00%          9/1/2007(4)         1,695          1,937

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
North City West CA Community Dist.                                      5.75%          9/1/2015(4)      $  2,000     $    2,215
North Orange County CA Community College Dist. GO                      5.375%          8/1/2018(1)         2,000          2,152
Northern California Power Agency Rev.                                   5.25%          8/1/2015(2)         2,000          2,120
Oakland CA COP                                                          5.00%          4/1/2011(2)         1,855          2,032
Oakland CA COP                                                          5.00%          4/1/2012(2)         3,145          3,439
Oakland CA Joint Powers Financing Auth. Lease Rev.
 (Oakland Convention Center)                                            5.50%         10/1/2013(2)         1,500          1,696
Oakland CA Unified School Dist. GO                                      5.00%          8/1/2012(4)         2,160          2,311
Oakland CA Unified School Dist. GO                                      5.00%          8/1/2013(4)         2,580          2,737
Oakland CA Unified School Dist. GO                                      5.00%          8/1/2014(4)         3,040          3,196
Oakland CA Unified School Dist. GO                                      5.00%          8/1/2015(4)         1,775          1,853
Ontario Montclair CA School Dist. COP School Fac.                       3.80%          9/1/2028(4)         8,955          8,962
Orange County CA Airport Rev.                                           5.50%          7/1/2004(1)         3,555          3,753
Orange County CA Airport Rev.                                           6.00%          7/1/2005(1)         4,020          4,382
Orange County CA Airport Rev.                                           6.00%          7/1/2006(1)         9,565         10,593
Orange County CA Airport Rev.                                          5.375%          7/1/2009(1)         1,950          2,119
Orange County CA Airport Rev.                                           5.50%          7/1/2011(1)         3,580          3,844
Orange County CA Dev. Agency Tax Allocation                             5.25%          9/1/2014(1)         1,415          1,544
Orange County CA Dev. Agency Tax Allocation                             5.25%          9/1/2015(1)         1,485          1,606
Orange County CA Dev. Agency Tax Allocation                            5.375%          9/1/2016(1)         1,570          1,704
Orange County CA Dev. Agency Tax Allocation                             5.00%          9/1/2018(1)         1,635          1,691
Orange County CA Local Transp. Auth. Sales Tax Rev.                     5.00%         2/15/2011(2)         3,250          3,556
Orange County CA Local Transp. Auth. Sales Tax Rev.                     5.70%         2/15/2011(2)        15,445         17,685
Orange County CA Recovery COP                                           6.00%          7/1/2008(1)        10,980         12,663
Orange County CA Recovery COP                                           6.00%          6/1/2010(1)         3,800          4,427
Orange County CA Sanitation Dist. COP VRDO                              1.15%         12/2/2002            1,000          1,000
Orange County CA Sanitation Dist. COP VRDO                              1.15%         12/2/2002            2,655          2,655
Orange County CA Sanitation Dist. COP VRDO                              1.05%         12/6/2002(2)         1,400          1,400
Palomar Pomerado Health System California Rev.                         5.375%         11/1/2010(1)         2,670          2,968
Palomar Pomerado Health System California Rev.                         5.375%         11/1/2012(1)         7,080          7,727
Pasadena CA Electric Rev.                                               5.00%          6/1/2017(1)         2,320          2,418
Pasadena CA Electric Rev.                                               5.00%          6/1/2018(1)         2,535          2,624
Port of Oakland CA Rev.                                                 5.50%         11/1/2008(3)         2,500          2,769
Port of Oakland CA Rev.                                                 5.50%         11/1/2009(3)         1,000          1,111
Port of Oakland CA Rev.                                                5.375%         11/1/2010(1)         9,000          9,731
Port of Oakland CA Rev.                                                 5.50%         11/1/2010(3)         8,805          9,695
Port of Oakland CA Rev.                                                 5.00%         11/1/2011(3)         4,925          5,431
Port of Oakland CA Rev.                                                 5.50%         11/1/2011(1)         5,850          6,315
Port of Oakland CA Rev.                                                 5.00%         11/1/2012(1)         7,020          7,513
Port of Oakland CA Rev.                                                 5.00%         11/1/2012(3)         2,650          2,915
Port of Oakland CA Rev.                                                 5.25%         11/1/2013(3)         7,150          7,919
Port of Oakland CA Rev.                                                 5.00%         11/1/2014(1)         8,090          8,477
Port of Oakland CA Rev.                                                 5.25%         11/1/2014(3)         5,000          5,473
Port of Oakland CA Rev.                                                 5.25%         11/1/2015(3)         5,000          5,422
Port of Oakland CA Rev.                                                 5.25%         11/1/2016(3)         6,300          6,779
Rancho CA Water Dist. Finance Auth. Rev.                               5.875%         11/1/2010(3)         3,000          3,332
Rancho CA Water Dist. Finance Auth. Rev. PUT                            3.00%          8/1/2004(3)        10,000         10,212
Redding CA Electric System COP                                         5.375%          6/1/2014(2)         1,500          1,612
Redding CA Electric System COP                                         5.375%          6/1/2015(2)         1,500          1,606
Redding CA Electric System COP                                         5.375%          6/1/2016(2)         2,080          2,222
Riverside CA Electric Rev.                                             5.375%         10/1/2013(2)         5,895          6,379
Riverside CA Unified School Dist. GO                                    5.25%          2/1/2017(3)         1,550          1,657

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Riverside County CA Mortgage Rev.                                       8.35%          6/1/2013(ETM)    $  6,650     $    8,892
Roseville CA Water Util. Rev. COP                                       5.20%         12/1/2015(3)         5,000          5,312
Sacramento CA Cogeneration Auth. Rev.                                   5.25%          7/1/2011(1)         4,730          5,148
Sacramento CA Cogeneration Auth. Rev.                                   5.25%          7/1/2014(1)         5,500          5,851
Sacramento CA Cogeneration Auth. Rev.                                   5.25%          7/1/2015(1)         5,755          6,107
Sacramento CA Cogeneration Auth. Rev.                                   5.00%          7/1/2017(1)         4,760          4,925
Sacramento CA County Sanitation Dist. Financing Auth.                   6.00%         12/1/2013            2,500          2,865
Sacramento CA County Sanitation Dist. Financing Auth.                   6.00%         12/1/2015            2,500          2,854
Sacramento CA Financing Auth. Lease Rev.                                5.00%         11/1/2014(1)         4,170          4,488
Sacramento CA Financing Auth. Lease Rev.                               5.375%         12/1/2014(4)         6,025          6,671
Sacramento CA Muni. Util. Dist. Rev.                                    5.75%          1/1/2004(1)         4,255          4,537
                                                                                       (Prere.)
Sacramento CA Muni. Util. Dist. Rev.                                    5.75%          1/1/2010(1)           745            788
Sacramento CA Muni. Util. Dist. Rev.                                    5.10%          7/1/2013(2)         5,000          5,381
Sacramento CA Muni. Util. Dist. Rev.                                    5.25%         8/15/2013(4)         1,000          1,097
Sacramento CA Muni. Util. Dist. Rev.                                    5.25%         8/15/2014(4)         2,500          2,712
Sacramento CA Muni. Util. Dist. Rev.                                   5.125%          7/1/2015(1)         8,270          8,783
Sacramento CA Redev. Agency (Merged Downtown Project)                   5.25%         11/1/2010(4)         3,895          4,285
Sacramento County CA Airport Rev.                                       5.00%          7/1/2013(4)         1,005          1,055
Sacramento County CA Airport Rev.                                       5.25%          7/1/2014(4)         1,060          1,126
Sacramento County CA Airport Rev.                                       5.25%          7/1/2017(4)         1,230          1,281
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac.)                                                  5.50%          6/1/2010(1)         5,500          6,223
Salinas Valley CA Solid Waste Auth. Rev.                               5.625%          8/1/2014(2)         1,085          1,189
Salinas Valley CA Solid Waste Auth. Rev.                               5.625%          8/1/2015(2)         1,150          1,254
Salinas Valley CA Solid Waste Auth. Rev.                               5.625%          8/1/2016(2)         1,215          1,317
Salinas Valley CA Solid Waste Auth. Rev.                               5.625%          8/1/2017(2)         1,285          1,383
Salinas Valley CA Solid Waste Auth. Rev.                               5.625%          8/1/2018(2)         1,360          1,448
San Bernardino County CA Justice Center and Airport COP                 5.00%          7/1/2014(1)         5,585          6,018
San Bernardino County CA Medical Center COP                             5.00%          8/1/2003(1)         1,300          1,332
San Bernardino County CA Medical Center COP                             5.50%          8/1/2006(1)         8,500          9,454
San Bernardino County CA Medical Center COP                             5.50%          8/1/2007(1)         5,000          5,619
San Bernardino County CA Medical Center COP                             6.50%          8/1/2017(1)         5,000          6,034
San Diego CA Financing Auth. Lease Rev.
 (Convention Center)                                                    5.25%          4/1/2012(2)         3,000          3,266
San Diego CA Financing Auth. Lease Rev.
 (Convention Center)                                                    5.25%          4/1/2014(2)         5,680          6,055
San Diego CA Unified School Dist. COP                                  5.375%          7/1/2003(1)        10,435         10,688
San Diego CA Unified School Dist. GO                                    0.00%          7/1/2009(3)         6,270          4,913
San Diego CA Unified School Dist. GO                                    0.00%          7/1/2014(3)         3,400          1,985
San Diego CA Water Auth. Rev. COP                                       5.00%          5/1/2013(3)         2,000          2,116
San Diego CA Water Auth. Rev. COP                                       4.25%          5/1/2014(1)         1,805          1,819
San Diego CA Water Auth. Rev. COP                                       4.60%          5/1/2016(1)         5,730          5,825
San Diego CA Water Auth. Rev. COP                                       4.70%          5/1/2017(1)         3,715          3,776
San Diego CA Water Util. Rev.                                          5.375%          8/1/2012(3)         2,000          2,191
San Diego CA Water Util. Rev.                                          5.375%          8/1/2014(3)         3,000          3,217
San Diego CA Water Util. Rev. COP                                      5.375%          8/1/2015(3)         2,085          2,236
San Diego County CA COP                                                 5.00%          2/1/2009(2)         2,360          2,597
San Diego County CA COP                                                 5.00%          2/1/2011(2)         2,310          2,527
San Diego County CA Regional Transp. Auth. Sales Tax Rev.               6.00%          4/1/2004(2)         3,000          3,176
San Francisco CA Bay Area Rapid Transit Rev.                            5.55%          7/1/2005(3)         2,260          2,494
                                                                                       (Prere.)
San Francisco CA City & County COP (San Bruno Jail)                     5.25%         10/1/2013(2)         1,490          1,610
San Francisco CA City & County COP (San Bruno Jail)                     5.25%         10/1/2014(2)         2,860          3,071

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Finance Corp. Lease Rev.
 (Moscone Center Expansion) VRDO                                        1.00%         12/6/2002(2)      $  1,000     $    1,000
San Francisco CA City & County GO                                       5.00%         6/15/2011           10,000         10,983
San Francisco CA City & County International Airport Rev.               6.40%          5/1/2003(1)           470            490
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               6.60%          5/1/2003(1)           170            177
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               5.00%          5/1/2004(1)         3,500          3,652
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2006(3)
                                                                                       (Prere.)            2,880          3,224
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2006(3)
                                                                                       (Prere.)            3,080          3,448
San Francisco CA City & County International Airport Rev.               6.00%          5/1/2007(1)         2,645          2,943
San Francisco CA City & County International Airport Rev.               6.60%          5/1/2007(1)           830            863
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2008(4)
                                                                                       (Prere.)            2,250          2,539
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2008(4)         3,000          3,293
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2008(4)
                                                                                       (Prere.)            2,135          2,436
San Francisco CA City & County International Airport Rev.               6.25%          5/1/2008(1)         2,190          2,481
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2009(4)         3,000          3,298
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2009(4)         3,110          3,408
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2009(1)         2,945          3,227
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2009(4)         1,915          2,142
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2010(1)         4,335          4,761
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2010(3)         2,000          2,189
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2010(4)         3,280          3,551
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2010(4)         2,020          2,223
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2011(3)         4,150          4,444
San Francisco CA City & County International Airport Rev.               6.00%         10/1/2011(2)         2,000          2,046
San Francisco CA City & County International Airport Rev.               5.00%          5/1/2012(3)         2,065          2,191
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2012(3)         4,380          4,683
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2012(4)         3,650          3,920
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2013(1)         2,430          2,676
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2013(2)         3,570          3,759
San Francisco CA City & County International Airport Rev.               5.00%          5/1/2014(3)         1,840          1,920
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2014(1)         3,185          3,469
San Francisco CA City & County International Airport Rev.               5.50%          5/1/2014(4)         4,065          4,325
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2015(1)         4,015          4,334
San Francisco CA City & County Water Rev.                               5.00%         11/1/2013(1)         7,430          8,065
San Francisco CA City & County Water Rev.                               5.00%         11/1/2015(1)         8,445          8,960
San Francisco CA City & County Water Rev.                               5.00%         11/1/2017(1)         4,865          5,078
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2003(1)         6,000          5,988
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2006(1)        10,000          9,216
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2011(1)         7,140          5,097
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2014(1)         5,500          3,280
San Jose CA Financing Auth. Lease Rev.                                  5.00%          9/1/2013(1)         9,570         10,307
San Jose CA Financing Auth. Lease Rev.                                  5.00%          9/1/2014(1)        10,040         10,691
San Jose CA Redev. Agency                                               4.50%          8/1/2013(1)         9,000          9,340
San Jose CA Unified School Dist. GO                                     5.50%          8/1/2012(3)         1,930          2,154
San Jose CA Unified School Dist. GO                                     5.50%          8/1/2013(3)         1,950          2,148
San Jose CA Unified School Dist. GO                                     5.25%          8/1/2014(4)         2,540          2,732
San Jose CA Unified School Dist. GO                                     5.60%          8/1/2014(3)         2,685          2,966
San Jose CA Unified School Dist. GO                                     5.25%          8/1/2015(4)         2,790          2,990
San Jose CA Unified School Dist. GO                                     5.60%          8/1/2015(3)         2,745          3,023
San Mateo CA Redev. Auth. Tax Allocation                                4.75%          8/1/2010            1,375          1,466
San Mateo CA Redev. Auth. Tax Allocation                                4.75%          8/1/2011            1,255          1,331
San Mateo CA Redev. Auth. Tax Allocation                                5.00%          8/1/2012            1,000          1,067

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
San Mateo CA Redev. Auth. Tax Allocation                                5.20%          8/1/2015         $  2,045     $    2,145
San Mateo CA Redev. Auth. Tax Allocation                                5.25%          8/1/2016            2,225          2,327
San Mateo CA Unified High School Dist. GO                               0.00%          9/1/2010(3)         1,200            881
San Mateo CA Unified High School Dist. GO                               0.00%          9/1/2012(3)         1,180            776
San Mateo CA Unified High School Dist. GO                               0.00%          9/1/2013(3)         1,715          1,060
San Mateo CA Unified High School Dist. GO                               0.00%          9/1/2014(3)         1,500            869
San Mateo County CA Community College Dist. GO                          5.00%          9/1/2014(3)         3,000          3,213
San Mateo County CA Community College Dist. GO                         5.375%          9/1/2015(3)         1,300          1,424
San Mateo County CA Community College Dist. GO                         5.375%          9/1/2018(3)         1,515          1,622
San Mateo County CA Transp. Dist. Sales Tax Rev.                        5.00%          6/1/2013(1)         1,930          2,094
San Mateo County CA Transp. Dist. Sales Tax Rev.                        5.25%          6/1/2013(4)         1,865          2,005
San Mateo County CA Transp. Dist. Sales Tax Rev.                        5.25%          6/1/2014(4)         4,275          4,553
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2007(3)         3,950          3,427
Santa Ana CA Finance Auth. Rev.                                        5.375%          9/1/2009(1)         3,040          3,436
Santa Ana CA Finance Auth. Rev.                                        5.375%          9/1/2010(1)         1,600          1,767
Santa Barbara County CA COP                                             5.25%         12/1/2012(2)         1,000          1,120
Santa Barbara County CA COP                                             5.25%         12/1/2013(2)         2,355          2,618
Santa Barbara County CA COP                                             5.25%         12/1/2015(2)         1,065          1,161
Santa Barbara County CA COP                                             5.25%         12/1/2016(2)         1,760          1,902
Santa Clara County CA Financing Auth. Lease Rev.                        7.75%        11/15/2010(2)         4,500          5,815
Santa Clara County CA Financing Auth. Lease Rev.                        5.50%         5/15/2011(2)         4,535          5,116
Santa Clara County CA Financing Auth. Lease Rev.                        7.75%        11/15/2011(2)         1,000          1,313
Santa Clara County CA Financing Auth. Lease Rev.                        5.50%         5/15/2012(2)         4,785          5,329
Santa Margarita/Dana Point CA Auth. Rev.                                5.50%          8/1/2008(2)         3,345          3,769
Santa Margarita/Dana Point CA Auth. Rev.                                5.50%          8/1/2009(2)         3,860          4,289
Santa Margarita/Dana Point CA Auth. Rev.                                7.25%          8/1/2009(1)         2,000          2,478
Santa Margarita/Dana Point CA Auth. Rev.                                5.50%          8/1/2010(2)         2,245          2,482
Santa Margarita/Dana Point CA Auth. Rev.                                7.25%          8/1/2010(1)         4,630          5,791
Santa Margarita/Dana Point CA Auth. Rev.                                7.25%          8/1/2011(1)         1,640          2,078
South Orange County CA Public Finance Auth. Rev.                        9.50%         8/15/2004(3)         4,395          4,969
South Orange County CA Public Finance Auth. Rev.                        7.00%          9/1/2005(1)         3,440          3,900
South Orange County CA Public Finance Auth. Rev.                        7.00%          9/1/2007(1)         1,000          1,191
South Orange County CA Public Finance Auth. Rev.                        7.00%          9/1/2008(1)         5,610          6,779
South Orange County CA Public Finance Auth. Rev.                        7.00%          9/1/2009(1)         5,000          6,125
South Orange County CA Public Finance Auth. Rev.                        7.00%          9/1/2010(1)         3,300          4,074
South Orange County CA Public Finance Auth. Rev.                        7.00%          9/1/2011(1)         3,490          4,359
South Orange County CA Public Finance Auth. Rev.                       5.375%         8/15/2012(4)         5,605          6,170
South Orange County CA Public Finance Auth. Rev.                        5.25%         8/15/2013(2)         2,290          2,471
South Placer CA Wastewater Auth. Rev.                                   5.50%         11/1/2011(3)           660            749
South Placer CA Wastewater Auth. Rev.                                   5.50%         11/1/2012(3)         1,640          1,835
South Placer CA Wastewater Auth. Rev.                                   5.50%         11/1/2013(3)         2,190          2,418
South Placer CA Wastewater Auth. Rev.                                   5.50%         11/1/2014(3)         1,000          1,095
Southern California Public Power Auth. Rev.
 (Palo Verde Project) VRDO                                              1.00%         12/4/2002            3,300          3,300
Southern California Public Power Auth. Rev. (San Juan Unit)             5.50%          1/1/2013(4)         3,500          3,932
Southern California Public Power Auth. Rev.
 (Transmission Project) VRDO                                            1.05%         12/6/2002(4)         3,400          3,400
Tamalpais CA Unified High School Dist. GO                               5.00%          8/1/2014(4)         1,780          1,905
Tamalpais CA Unified High School Dist. GO                               5.00%          8/1/2015(4)         1,855          1,966
Tamalpais CA Unified High School Dist. GO                               5.00%          8/1/2016(4)         1,930          2,030
Tamalpais CA Unified High School Dist. GO                               5.00%          8/1/2017(4)         2,015          2,101
Tri-City CA Hosp. Dist.                                                 5.50%         2/15/2008(1)         3,805          4,228

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Tri-City CA Hosp. Dist.                                                 5.50%         2/15/2009(1)      $  2,665     $    2,897
Tri-City CA Hosp. Dist.                                                5.625%         2/15/2011(1)         2,970          3,246
Tri-City CA Hosp. Dist.                                                5.625%         2/15/2012(1)         1,880          2,055
Tulare County CA COP                                                    5.70%        11/15/2003(1)           850            886
Tulare County CA COP                                                    5.80%        11/15/2004(1)           850            918
Tulare County CA COP                                                    5.00%         8/15/2014(1)         5,065          5,475
Tulare County CA COP                                                    5.00%         8/15/2015(1)         6,460          6,958
Univ. of California Rev. (Medical Center)                              5.625%          7/1/2010(2)         6,660          7,274
Univ. of California Rev. (Multiple Purpose Project)                    10.00%          9/1/2003(2)         2,000          2,128
Univ. of California Rev. (Multiple Purpose Project)                    12.00%          9/1/2003(2)         2,000          2,157
Univ. of California Rev. (Multiple Purpose Project)                     5.00%          9/1/2013            1,000          1,062
Univ. of California Rev. (Multiple Purpose Project)                    5.125%          9/1/2013(3)         3,150          3,370
Univ. of California Rev. (Multiple Purpose Project)                     5.00%          9/1/2014            8,485          8,926
Univ. of California Rev. (San Diego Medical Center)                    5.125%         12/1/2014(4)         4,290          4,594
Univ. of California Rev. (San Diego Medical Center)                    5.125%         12/1/2015(4)         4,515          4,772
Ventura County CA Community College Dist. GO                            5.00%          8/1/2014(1)         2,800          3,013
Ventura County CA Community College Dist. GO                            5.00%          8/1/2015(1)         2,700          2,875
Ventura County CA Community College Dist. GO                            5.00%          8/1/2016(1)         3,100          3,273
Ventura County CA Community College Dist. GO                            5.00%          8/1/2017(1)         2,300          2,406
Ventura County CA COP Public Finance Auth.                             5.375%         8/15/2013(4)         4,320          4,656
Vista CA Unified School Dist. GO                                       5.375%          8/1/2015(4)         1,500          1,643
Vista CA Unified School Dist. GO                                       5.375%          8/1/2016(4)         1,885          2,049
Vista CA Unified School Dist. GO                                       5.375%          8/1/2017(4)         1,615          1,742
Westlands CA Water Dist. COP                                            5.25%          9/1/2014(1)         1,000          1,098
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.00%          6/1/2003(1)         3,380          3,459
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.00%          6/1/2004(1)         3,580          3,810
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.00%          6/1/2005(1)         3,675          4,033

OUTSIDE CALIFORNIA:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.              5.25%         11/1/2003(2)         1,635          1,694
Puerto Rico Aqueduct & Sewer Auth. Rev.                                 6.00%          7/1/2009(1)         5,250          6,066
Puerto Rico Aqueduct & Sewer Auth. Rev.                                 6.25%          7/1/2012(1)         1,000          1,189
Puerto Rico Electric Power Auth. Rev.                                   6.50%          7/1/2005(1)         5,500          6,114
Puerto Rico Electric Power Auth. Rev.                                   5.00%          7/1/2010            7,500          8,058
Puerto Rico Electric Power Auth. Rev.                                   5.75%          7/1/2010(4)         3,700          4,284
                                                                                       (Prere.)
Puerto Rico Electric Power Auth. Rev.                                   5.75%          7/1/2010(4)         2,700          3,126
                                                                                        (Prere.)
Puerto Rico Electric Power Auth. Rev.                                   5.75%          7/1/2010(4)         4,000          4,623
                                                                                       (Prere.)
Puerto Rico Electric Power Auth. Rev.                                   6.25%          7/1/2010(1)         1,850          2,172
Puerto Rico Electric Power Auth. Rev.                                   5.00%          7/1/2011           12,500         13,373
Puerto Rico Electric Power Auth. Rev.                                   5.50%          7/1/2011(4)         6,050          6,781
Puerto Rico Electric Power Auth. Rev.                                   6.00%          7/1/2012(1)         8,235          9,629
Puerto Rico GO                                                          5.75%          7/1/2008(1)         6,985          7,932
Puerto Rico GO                                                          5.75%          7/1/2010(2)         7,000          7,986
Puerto Rico GO                                                          5.50%          7/1/2011(3)        12,975         14,608
Puerto Rico GO                                                          6.50%          7/1/2011(1)         2,500          2,997
Puerto Rico GO                                                          5.75%          7/1/2012(1)         1,115          1,282
Puerto Rico GO                                                          5.50%          7/1/2014(1)         5,650          6,396
Puerto Rico GO                                                          6.50%          7/1/2014(1)         7,260          8,869
Puerto Rico GO                                                          5.50%          7/1/2015(1)        20,000         22,647
Puerto Rico Govt. Dev. Bank VRDO                                        1.02%         12/6/2002(1)         2,400          2,400
Puerto Rico Highway & Transp. Auth. Rev.                                5.50%          7/1/2013(1)         2,250          2,551
Puerto Rico Highway & Transp. Auth. Rev.                                5.25%          7/1/2009           10,000         10,978
Puerto Rico Highway & Transp. Auth. Rev.                                5.25%          7/1/2010            5,000          5,453

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                          COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Highway & Transp. Auth. Rev.                               5.625%          7/1/2010(1)      $  5,445     $    6,268
                                                                                       (Prere.)
Puerto Rico Highway & Transp. Auth. Rev.                                6.00%          7/1/2010(1)         7,470          8,784
                                                                                       (Prere.)
Puerto Rico Housing Finance Corp. Home Mortgage Rev.                    4.45%          6/1/2027            8,975          9,245
Puerto Rico Muni. Finance Agency                                       5.625%          8/1/2010(4)        17,775         20,030
Puerto Rico Muni. Finance Agency                                        5.75%          8/1/2011(4)         5,500          6,207
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.                      5.25%          7/1/2009           11,345         12,455
Univ. of Puerto Rico Rev.                                               5.75%          6/1/2012(1)         2,000          2,239
Univ. of Puerto Rico Rev.                                               5.20%          6/1/2016(1)         1,215          1,286
Univ. of Puerto Rico Rev.                                               5.75%          6/1/2016(1)         1,000          1,104
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $2,443,474)                                                                                                    2,551,951
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     56,125
Liabilities                                                                                                             (16,863)
                                                                                                                ---------------
                                                                                                                         39,262
                                                                                                                ---------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $2,591,213
===============================================================================================================================

*See Note A in Notes to Financial Statements.
*Security segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 44.


===============================================================================================================================
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AMOUNT
                                                                                                                          (000)
-------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital--Note E                                                                                              $2,479,695
Undistributed Net Investment Income                                                                                          --
Accumulated Net Realized Gains--Note E                                                                                    1,969
Unrealized Appreciation--Note F
 Investment Securities                                                                                                  108,477
 Futures Contracts                                                                                                        1,072
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $2,591,213
===============================================================================================================================

Investor Shares--Net Assets
Applicable to 144,368,105 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization) $1,630,356
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                                                                              $11.29
===============================================================================================================================

Admiral Shares--Net Assets
Applicable to 85,083,971 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization) $960,857
===============================================================================================================================
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                                                                               $11.29
===============================================================================================================================

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                  COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.1%)
-------------------------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
 (Children's Hosp. Medical Center) COP                                  6.00%         12/1/2029(2)      $  3,000     $    3,337
ABAG Finance Auth. for Non-Profit Corp. California
 (School of the Mechanical Arts)                                        5.25%         10/1/2026            1,000          1,011
ABAG Finance Auth. for Non-Profit Corp. California
 (School of the Mechanical Arts)                                        5.30%         10/1/2032            3,180          3,216
Alameda CA Corridor Transp. Auth. Rev.                                 5.125%         10/1/2017(1)         6,565          6,864
Alameda CA Corridor Transp. Auth. Rev.                                 5.125%         10/1/2018(1)         2,000          2,085
Alameda County CA COP                                                  5.375%         12/1/2016(1)         2,000          2,174
Alameda County CA COP                                                  5.375%         12/1/2017(1)         1,180          1,273
Anaheim CA Convention Center COP                                        0.00%          8/1/2005(1)         1,250          1,175
Anaheim CA Convention Center COP                                        0.00%          8/1/2006(1)         3,125          2,830
Barstow CA Redev. Agency                                                6.25%          9/1/2022(1)         2,225          2,410
California Dept. of Veteran Affairs Rev.                                5.45%         12/1/2019(2)        13,315         14,163
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)            6.875%          6/1/2019            1,615          1,868
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)             5.75%          6/1/2025            2,000          2,011
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)               0.00%         10/1/2015(1)         1,250            676
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)               0.00%         10/1/2018(1)         1,580            708
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)               0.00%         10/1/2020(1)         1,395            548
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)               0.00%         10/1/2021(1)         5,190          1,902
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)               0.00%         10/1/2022(1)         5,415          1,856
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)               0.00%         10/1/2023(1)         3,240          1,042
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)               0.00%         10/1/2029(1)         7,115          1,624
California Educ. Fac. Auth. Rev. (Occidental College)                   5.70%         10/1/2027(1)        11,565         12,323
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)                    5.25%          9/1/2015(2)         1,325          1,460
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)                    5.25%          9/1/2016(2)         1,000          1,096
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)                    5.25%          9/1/2017(2)         1,000          1,091
California Educ. Fac. Auth. Rev. (Univ. of Southern California)         5.80%         10/1/2015            6,550          6,863
California GO                                                           7.00%         11/1/2004(3)         1,935          2,169
                                                                                       (Prere.)
California GO                                                           6.25%          9/1/2012(3)         9,000         10,734
California GO                                                           7.00%         11/1/2013(3)            65             72
California GO                                                           5.25%         10/1/2014(3)        15,610         16,592
California GO                                                           5.40%         12/1/2016(4)         1,000          1,039
California GO                                                           6.00%          8/1/2019(3)           210            225
California GO                                                           5.25%         10/1/2019            6,405          6,603
California GO                                                           5.50%          6/1/2022            5,000          5,171
California GO                                                          5.375%         10/1/2025            8,715          8,902
California GO                                                           5.25%          2/1/2028           13,400         13,564
California GO                                                           5.25%          2/1/2029           10,000         10,123
California GO                                                           5.25%          4/1/2030           10,000         10,125
California Health Fac. Finance Auth. Rev. (Casa Colina)                6.125%          4/1/2032           10,000         10,073
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             5.75%          7/1/2015(2)         4,080          4,413
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             6.00%          7/1/2017(1)        27,900         31,005
California Health Fac. Finance Auth. Rev.
 (Catholic Healthcare West)                                             4.75%          7/1/2019(1)         4,180          4,180
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.25%         10/1/2010(2)         9,785         10,594
California Health Fac. Finance Auth. Rev. (San Diego Hosp.)             6.20%          8/1/2020(1)         3,820          3,908
California Health Fac. Finance Auth. Rev. (Scripps Health)              5.00%         10/1/2018(1)         5,000          5,123
California Housing Finance Agency Home Mortgage Rev.                    0.00%          8/1/2015(4)        40,000         20,668

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                  COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency Home Mortgage Rev.                    0.00%          8/1/2020(4)      $ 46,370     $   16,509
California Housing Finance Agency Home Mortgage Rev.                    0.00%          2/1/2021(1)         9,495          3,353
California Housing Finance Agency Home Mortgage Rev.                    6.05%          8/1/2027(2)         5,000          5,247
California Housing Finance Agency Home Mortgage Rev.                    6.15%          8/1/2027(1)         2,090          2,140
California Housing Finance Agency Home Mortgage Rev.                    6.10%          2/1/2028(1)         1,565          1,627
California Housing Finance Agency Home Mortgage Rev.
 (Multi-Family Housing III)                                            5.375%          8/1/2028            1,855          1,862
California Housing Finance Agency Home Mortgage Rev.
 (Multi-Family Housing III) VRDO                                        1.35%         12/2/2002              100            100
California Housing Finance Agency Home
 Mortgage Rev. VRDO                                                     1.05%         12/2/2002              600            600
California Housing Finance Agency Home
 Mortgage Rev. VRDO                                                     1.11%         12/2/2002            2,200          2,200
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                     5.25%          6/1/2026(1)         6,245          6,359
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.50%         10/1/2018            3,905          4,108
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.50%         10/1/2020            1,500          1,553
California Infrastructure & Econ. Dev. Bank Rev.
 (J. David Gladstone Institute)                                         5.25%         10/1/2034           20,040         19,800
California Infrastructure & Econ. Dev. Bank Rev.
 (Kaiser Hosp. Association)                                             5.50%          8/1/2031            7,610          7,534
California Infrastructure & Econ. Dev. Bank Rev.
 (Kaiser Hosp. Association)                                             5.55%          8/1/2031            5,500          5,484
California Infrastructure & Econ. Dev. Bank Rev. (Rand Corp.)           5.25%          4/1/2042(2)         7,000          7,112
California Infrastructure & Econ. Dev. Bank Rev.
 (YMCA of Metropolitan LA)                                              5.25%          2/1/2026(2)         4,750          4,883
California Infrastructure & Econ. Dev. Bank Rev. VRDO                   1.10%         12/2/2002(2)           500            500
California Pollution Control Financing Auth. Solid Waste
 Disposal Rev. (Republic Services)                                      5.25%          6/1/2023           10,000          9,877
California Pollution Control Financing Auth. Solid Waste
  Disposal Rev. (Shell Oil Co.-Martinez) VRDO                           1.10%         12/2/2002            3,000          3,000
California Pollution Control Financing Auth. Solid Waste
  Disposal Rev. (Shell Oil Co.-Martinez) VRDO                           1.10%         12/2/2002            1,400          1,400
California Polytechnical Univ. Rev. (Pomona Student Union)             5.625%          7/1/2026(3)         3,000          3,158
California Polytechnical Univ. Rev. (Pomona Student Union)             5.625%          7/1/2030(3)         5,260          5,529
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                 5.50%         12/1/2012(1)         2,000          2,104
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                5.625%         11/1/2016(1)         3,200          3,533
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                 5.50%          1/1/2017(2)        22,285         23,850
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                 6.50%          9/1/2017(2)        30,000         36,746
California Public Works Board Lease Rev.
 (Dept. of Health Services)                                             5.75%         11/1/2024(1)         7,885          8,369
California Public Works Board Lease Rev. (UCLA Hospital)               5.375%         10/1/2019(4)         6,375          6,736
California Public Works Board Lease Rev. (Univ. of California)         5.375%         10/1/2017(2)        10,250         10,926
California RAN FR                                                      1.439%         12/5/2002           11,000         11,000
California RAN FR                                                      1.489%         12/6/2002           18,000         18,000

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
California Rural Home Mortgage Finance Auth.
 Single Family Mortgage Rev.                                            7.00%          9/1/2029         $  5,550     $    5,840
California Rural Home Mortgage Finance Auth.
 Single Family Mortgage Rev.                                            6.35%         12/1/2029            4,280          4,774
California State Dept. Water Resources Power Supply Rev.               5.125%          5/1/2019           20,000         20,007
California State Dept. Water Resources Power Supply
 Rev. PUT                                                               1.80%         1/16/2003LOC        20,000         20,000
California State Univ. Rev. & Colleges Housing System Rev.             5.625%         11/1/2024(3)         6,920          7,287
California Statewide Community Dev. Auth. Rev.
 (Catholic Healthcare West)                                             6.50%          7/1/2020            4,500          4,710
California Statewide Community Dev. Auth. Rev.
 (Children's Hosp. of Los Angeles) VRDO                                 1.00%         12/6/2002(2)           700            700
California Statewide Community Dev. Auth. Rev.
 (Henry Mayo Newhall Memorial Hosp.)                                    5.00%         10/1/2018            5,875          5,916
California Statewide Community Dev. Auth. Rev.
 (Irvine Apartments) PUT                                                5.10%         5/17/2010            3,225          3,386
California Statewide Community Dev. Auth. Rev.
 (Irvine Apartments) PUT                                                5.25%         5/15/2013            7,000          7,262
California Statewide Community Dev. Auth. Rev.
 (Kaiser Permanente)                                                    5.50%         11/1/2032           16,250         16,348
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp. Foundation)                              5.75%          6/1/2030(2)         8,000          8,476
California Statewide Community Dev. Auth. Rev.
 (Sutter Health)                                                        5.50%         8/15/2034           10,885         10,766
Calleguas-Las Virgines CA Muni. Water Dist. Rev.                       5.125%          7/1/2021(3)         6,000          6,041
Capistrano CA Unified Public Schools Rev.                               5.70%          9/1/2016(2)        10,000         11,051
Central Coast California Water Auth. Rev.                               5.00%         10/1/2016(2)         6,850          7,152
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer)                                     5.75%         11/1/2019(1)         3,325          3,602
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer)                                     5.75%         11/1/2022(1)         1,000          1,069
Chino Basin CA Regional Financing Auth. Rev.
 (Muni. Water Dist. Sewer System)                                       6.00%          8/1/2016(2)         5,500          5,931
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2007(3)(ETM)   15,000         13,056
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2008(3)(ETM)   14,265         11,806
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2009(3)(ETM)    7,570          5,968
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2009(3)(ETM)   12,155          9,582
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2010(3)(ETM)   21,485         16,004
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2011(3)(ETM)    1,625          1,148
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2013(3)         4,935          3,063
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2014(3)         2,600          1,512
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2015(3)         2,770          1,511
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2016(3)         2,865          1,470
Clovis CA Unified School Dist. GO                                       0.00%          8/1/2018(3)         3,645          1,648
Contra Costa CA COP                                                     5.50%         12/1/2002(2)         6,850          6,989
                                                                                       (Prere.)
Contra Costa CA Water Dist. Rev.                                        5.50%         10/1/2019(1)         3,000          3,181
Culver City CA Wastewater Fac. Rev.                                     5.70%          9/1/2029(3)         5,000          5,312
East Bay CA Muni. Util. Dist. Water System Rev.                         6.50%          6/1/2004(2)         2,000          2,185
                                                                                       (Prere.)
East Bay CA Muni. Util. Dist. Water System Rev.                         5.25%          6/1/2018            4,000          4,180
East Side CA Unified High School Dist. GO                              4.625%          8/1/2019(1)         1,465          1,457
East Side CA Unified High School Dist. GO                               4.75%          8/1/2020(1)         1,535          1,535
East Side CA Unified High School Dist. GO                               4.75%          8/1/2021(1)         1,605          1,587

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
===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                  COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Eastern California Muni. Water. Dist. Water & Sewer Rev.                6.75%          7/1/2012(3)      $  8,500     $   10,339
El Dorado County CA Public Agency Finance Auth. Rev.                    5.50%         2/15/2016(3)         9,000          9,737
Elsinore Valley CA Muni. Water Dist. COP                                6.00%          7/1/2012(3)         2,210          2,600
Escondido CA Union High School Dist.                                    0.00%         11/1/2020(1)         3,000          1,173
Evergreen CA School Dist. GO                                           5.625%          9/1/2024(3)         6,300          6,593
Fontana CA Unified School Dist.
 (School Fac. Bridge Funding Program) COP
 VRDO                                                                   1.10%         12/6/2002(4)         4,740          4,740
Foothill/Eastern Corridor Agency California Toll Road Rev.              5.00%         1/15/2016(1)         8,400          8,798
Foothill/Eastern Corridor Agency California Toll Road Rev.             5.125%         1/15/2019(1)         5,200          5,374
Foothill/Eastern Corridor Agency California Toll Road Rev.              0.00%         1/15/2026           10,000          6,682
Foothill/Eastern Corridor Agency California Toll Road Rev.              0.00%         1/15/2028(1)        15,000         10,757
Foothill/Eastern Corridor Agency California Toll Road Rev.              0.00%         1/15/2033           10,000          1,671
Foothill/Eastern Corridor Agency California Toll Road Rev.              0.00%         1/15/2034           10,000          1,571
Foothill/Eastern Corridor Agency California Toll Road Rev.              5.75%         1/15/2040(1)        12,000         12,692
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2017(1)         3,000          1,447
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2022(1)         3,850          1,334
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2023(1)         3,590          1,167
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2025(1)         2,390            692
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2026(1)         5,290          1,448
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2027(1)         5,205          1,347
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2028(1)         6,105          1,494
Foothill-De Anza CA Community College Dist. GO                          0.00%          8/1/2029(1)         5,215          1,205
Fresno CA Airport Rev.                                                  5.50%          7/1/2030(4)         1,500          1,563
Fullerton Univ. California Rev.                                         5.70%          7/1/2020(1)         2,165          2,324
Helix CA Water Dist. COP                                                5.00%          4/1/2019(4)         4,250          4,339
Irvine CA Assessment Dist. Improvement Bonds VRDO                       1.05%         12/2/2002LOC           600            600
Kern CA High School Dist. GO                                            6.25%          8/1/2011(1)(ETM)    1,065          1,275
Kern CA High School Dist. GO                                            6.40%          8/1/2014(1)(ETM)    1,490          1,807
Kern CA High School Dist. GO                                            6.40%          8/1/2015(1)(ETM)    1,645          1,994
Kern CA High School Dist. GO                                            6.40%          8/1/2016(1)(ETM)    1,815          2,199
La Mesa-Spring Valley CA School Dist. GO                               5.375%          8/1/2018(3)         1,570          1,680
La Mesa-Spring Valley CA School Dist. GO                               5.375%          8/1/2019(3)         1,775          1,886
La Mesa-Spring Valley CA School Dist. GO                               5.375%          8/1/2020(3)         2,000          2,112
La Mesa-Spring Valley CA School Dist. GO                               5.375%          8/1/2021(3)         1,890          1,982
La Quinta CA Redev. Agency (Tax Allocation)                             7.30%          9/1/2010(1)         1,145          1,438
Long Beach CA Finance Auth. Lease Rev.
 (Aquarium of the South Pacific)                                        5.50%         11/1/2013(2)         3,680          4,108
Long Beach CA Finance Auth. Lease Rev.
 (Aquarium of the South Pacific)                                        5.50%         11/1/2018(2)         4,675          5,040
Long Beach CA Finance Auth. Lease Rev.
 (Rainbow Harbor)                                                      5.125%          5/1/2020(2)         5,500          5,653
Long Beach CA Finance Auth. Lease Rev.
 (Temple & Willis Fac.)                                                 5.50%         10/1/2018(1)         5,030          5,425
Long Beach CA Harbor Rev.                                               6.00%         5/15/2011(3)         3,695          4,218
Long Beach CA Harbor Rev.                                               6.00%         5/15/2017(3)         1,200          1,388
Los Angeles CA Community College Dist.                                  5.50%          8/1/2018(1)         8,810          9,495
Los Angeles CA Dept. of Water & Power Rev.                              5.25%          7/1/2013(1)         9,085          9,938
Los Angeles CA Dept. of Water & Power Rev.                              5.00%        10/15/2018(1)        11,600         11,912
Los Angeles CA Dept. of Water & Power Rev.                              5.25%          7/1/2019            6,730          7,031
Los Angeles CA Dept. of Water & Power Rev.                              5.25%          7/1/2021(4)         2,830          2,927
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/2/2002              200            200
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.10%         12/2/2002              900            900

38

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
===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
                                                                      COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA Dept. of Water & Power Rev. VRDO                         1.00%         12/6/2002         $    600     $      600
Los Angeles CA GO                                                       5.00%          9/1/2014(1)         7,175          7,640
Los Angeles CA GO                                                       5.00%          9/1/2021(1)        13,110         13,291
Los Angeles CA Harbor Dept. Rev.                                        5.50%          8/1/2017(2)         3,095          3,299
Los Angeles CA Harbor Dept. Rev.                                        5.50%          8/1/2019(2)         5,975          6,264
Los Angeles CA Harbor Dept. Rev.                                        5.50%          8/1/2020(2)         9,455          9,824
Los Angeles CA Unified School Dist. GO                                 5.375%          7/1/2008(3)         4,000          4,552
                                                                                       (Prere.)
Los Angeles CA Unified School Dist. GO                                  5.75%          7/1/2014(1)        15,000         17,234
Los Angeles CA Wastewater System Rev.                                   4.00%          6/1/2014(1)         5,465          5,386
Los Angeles CA Wastewater System Rev.                                   4.70%         11/1/2019(3)        10,000         10,008
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.25%          7/1/2011(4)         8,570          9,386
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.25%          7/1/2014(4)         7,230          7,878
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.25%          7/1/2016(1)         7,500          7,945
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.25%          7/1/2017(1)         7,700          8,021
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               4.75%          7/1/2018(2)        10,000         10,038
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.00%          7/1/2019(4)         6,170          6,326
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev. VRDO                                                    1.05%         12/6/2002(1)         5,600          5,600
Los Angeles County CA Pension Obligations VRDO                          1.00%         12/6/2002(2)        13,000         13,000
Los Angeles County CA Pension Obligations VRDO                          1.00%         12/6/2002(2)         1,800          1,800
Los Angeles County CA Public Works Financing Auth. Rev.                 5.50%         10/1/2012            6,750          7,454
Los Angeles County CA Public Works Financing Auth. Rev.                 5.00%         10/1/2016(1)         8,540          8,894
Los Angeles County CA Public Works Financing Auth. Rev.                5.125%          6/1/2017(2)         6,865          7,117
Los Angeles County CA Public Works Financing Auth. Rev.                 5.50%         10/1/2018(4)         2,700          3,003
Los Angeles County CA Public Works Financing Auth. Rev.                 5.25%          5/1/2022(2)         4,700          4,822
Los Angeles County CA Public Works Financing Auth. Rev.                5.125%         12/1/2029(2)        16,000         16,173
Los Angeles County CA Schools COP                                       0.00%          8/1/2014(2)         1,000            580
Los Angeles County CA Schools COP                                       0.00%          8/1/2020(2)         2,095            826
Metro. Water Dist. of Southern California Rev.                          5.50%          7/1/2005(1)        21,225         23,602
                                                                                        (Prere.)
Metro. Water Dist. of Southern California Rev.                          8.00%          7/1/2008            2,000          2,509
Metro. Water Dist. of Southern California Rev. VRDO                     1.00%         12/2/2002            3,700          3,700
Metro. Water Dist. of Southern California Rev. VRDO                     1.05%         12/2/2002              100            100
Metro. Water Dist. of Southern California Rev. VRDO                     1.10%         12/2/2002            2,900          2,900
Metro. Water Dist. of Southern California Rev. VRDO                     1.00%         12/6/2002(2)         2,530          2,530
Modesto CA High School Dist. GO                                         0.00%          8/1/2015(3)         5,000          2,728
Modesto CA High School Dist. GO                                         0.00%          8/1/2017(3)         3,000          1,445
Modesto CA High School Dist. GO                                         0.00%          8/1/2018(3)         3,225          1,458
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Domestic Water Project)                                               5.75%          9/1/2005(2)         3,750          4,215
                                                                                       (Prere.)
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Woodland Project)                                                     6.50%         10/1/2011(2)(ETM)    8,125          9,603
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Woodland Project)                                                     6.50%         10/1/2022(2)(ETM)    9,750         11,742
Monterey County CA COP                                                  5.00%          8/1/2021(1)         1,155          1,167
Monterey Park CA Redev. Agency Tax Allocation                           5.00%          9/1/2016(4)         1,010          1,062
Monterey Park CA Redev. Agency Tax Allocation                           5.00%          9/1/2017(4)         1,060          1,106
Monterey Park CA Redev. Agency Tax Allocation                           5.00%          9/1/2018(4)         1,115          1,155
Monterey Park CA Redev. Agency Tax Allocation                           5.00%          9/1/2019(4)         1,120          1,151
Monterey Park CA Redev. Agency Tax Allocation                           5.00%          9/1/2020(4)         1,180          1,206
MSR California Public Power Agency (San Juan Project)                  6.125%          7/1/2013(2)         8,000          9,433
MSR California Public Power Agency (San Juan Project)                   6.75%          7/1/2020(1)(ETM)   38,480         46,393
Natomas CA Unified School Dist.                                         5.20%          9/1/2019(3)         5,000          5,180

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                  COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
New Haven CA Unified School Dist. GO                                   12.00%          8/1/2016(4)      $  2,480     $    4,327
New Haven CA Unified School Dist. GO                                   12.00%          8/1/2017(4)         1,500          2,661
Newark CA Unified School Dist. GO                                       0.00%          8/1/2011(4)         1,670          1,166
Newark CA Unified School Dist. GO                                       0.00%          8/1/2012(4)         1,820          1,201
Newark CA Unified School Dist. GO                                       0.00%          8/1/2013(4)         2,050          1,272
North City West CA School Fac. Finance Auth.                            6.00%          9/1/2019(4)         2,000          2,216
North Orange County CA Community College Dist. GO                      5.375%          8/1/2017(1)         5,080          5,511
Northern California Power Agency (Hydroelectric Project)                6.30%          7/1/2018(1)        10,000         11,976
Northern California Power Agency (Hydroelectric Project)                7.50%          7/1/2021(2)         1,810          2,380
                                                                                       (Prere.)
Oakland CA Joint Powers Financing Auth. Lease Rev.
 (Oakland Convention Center)                                            5.50%         10/1/2012(2)         3,545          4,042
Oakland CA Joint Powers Financing Auth. Lease Rev.
 (Oakland Convention Center)                                            5.50%         10/1/2013(2)         5,500          6,220
Oakland CA Redev. Agency (Central Dist.)                                5.50%          2/1/2014(2)         5,500          6,174
Oceanside CA Community Dev. Comm. Multifamily Rental
 Housing Rev.                                                           4.45%          4/1/2031            4,260          4,373
Orange County CA Sanitation Dist. COP VRDO                              1.15%         12/2/2002            3,000          3,000
Orange County CA Sanitation Dist. COP VRDO                              1.15%         12/2/2002            4,185          4,185
Orange County CA Sanitation Dist. COP VRDO                              1.15%         12/2/2002              260            260
Orange County CA Sanitation Dist. COP VRDO                              1.05%         12/6/2002(2)         4,275          4,275
Palmdale CA COP                                                         5.25%          9/1/2019(1)Y        1,310          1,388
Palmdale CA COP                                                         5.25%          9/1/2020(1)Y        1,450          1,525
Palmdale CA COP                                                         5.25%          9/1/2021(1)Y        1,605          1,675
Palmdale CA COP                                                         5.25%          9/1/2022(1)Y        1,765          1,831
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)               5.70%          9/2/2018            1,000          1,021
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)               5.70%          9/2/2019            1,000          1,020
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)               5.75%          9/2/2020            1,000          1,020
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)               5.75%          9/2/2026            5,000          5,070
Palomar Pomerado Health System California Rev.                         5.375%         11/1/2011(1)         3,865          4,218
Palomar Pomerado Health System California Rev.                         5.375%         11/1/2013(1)         6,730          7,226
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev.)                                           0.00%          8/1/2019(2)         1,150            485
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev.)                                           0.00%          8/1/2021(2)         2,575            947
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev.)                                           0.00%          8/1/2022(2)         3,755          1,291
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev.)                                           0.00%          8/1/2023(2)         8,750          2,822
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev.)                                           0.00%          8/1/2024(2)         1,000            303
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev.)                                           0.00%          8/1/2029(2)         9,145          2,091
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev.)                                           5.70%          8/1/2032(4)         7,000          7,552
Pomona CA Unified School Dist. GO                                       5.60%          8/1/2014(1)(ETM)    1,585          1,805
Pomona CA Unified School Dist. GO                                       5.60%          8/1/2015(1)(ETM)    2,000          2,269
Pomona CA Unified School Dist. GO                                       5.60%          8/1/2016(1)(ETM)    1,000          1,130
Pomona CA Unified School Dist. GO                                       7.50%          8/1/2017(1)(ETM)    2,540          3,358
Port of Oakland CA Rev.                                                5.625%         11/1/2011(3)         9,260         10,174
Port of Oakland CA Rev.                                                 5.40%         11/1/2017(1)        16,705         17,864
Port of Oakland CA Rev.                                                 5.50%         11/1/2017(1)         4,350          4,588
Port of Oakland CA Rev.                                                 5.60%         11/1/2019(1)        22,280         24,156

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                  COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
Port of Oakland CA Rev.                                                 5.00%         11/1/2022(3)      $ 12,000     $   11,895
Port of Oakland CA Rev.                                                 5.00%         11/1/2032(3)        16,750         16,273
Rancho CA Water Dist. Finance Auth. Rev.                               5.875%         11/1/2010(3)         3,585          3,982
Rancho CA Water Dist. Finance Auth. Rev. PUT                            3.00%          8/1/2004(3)        10,000         10,212
Rancho Cucamonga CA Redev. Agency Tax Allocation
 (Rancho Redev.)                                                        5.10%          9/1/2014(4)         3,040          3,235
Rancho Mirage CA Redev. Agency Tax Allocation                          5.125%          4/1/2021(1)         2,650          2,706
Rancho Mirage CA Redev. Agency Tax Allocation                           5.25%          4/1/2026(1)         2,905          2,969
Rancho Mirage CA Redev. Agency Tax Allocation                           5.25%          4/1/2033(1)         3,000          3,057
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp.)                                               0.00%          6/1/2013(1)         5,000          3,101
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp.)                                               0.00%          6/1/2014(1)         2,000          1,161
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp.)                                               0.00%          6/1/2015(1)         2,000          1,089
Riverside County CA Asset Leasing Corp. Leasehold Rev.
 (Riverside County Hosp.)                                               5.00%          6/1/2019(1)         8,950          9,171
Sacramento CA Financing Auth. Lease Rev.                               5.375%         11/1/2014(2)         9,000         10,055
Sacramento CA Financing Auth. Lease Rev.                                5.40%         11/1/2020(2)         6,785          7,339
Sacramento CA Muni. Util. Dist. Rev.                                    6.25%         8/15/2010(1)        33,800         40,017
Sacramento CA Muni. Util. Dist. Rev.                                    5.80%          7/1/2019(2)         6,000          6,821
Sacramento County CA Airport Rev.                                       5.25%          7/1/2018(4)         1,295          1,336
Sacramento County CA Airport Rev.                                       5.25%          7/1/2018(4)         2,305          2,437
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac.)                                                  5.50%          6/1/2010(1)         5,760          6,517
San Bernardino CA Multifamily Housing Rev.
 (Alta Park Mountain Vista Apartments)                                  4.45%          5/1/2031            7,000          7,187
San Bernardino County CA Medical Center COP                             5.50%          8/1/2005(1)        12,790         14,256
                                                                                       (Prere.)
San Bernardino County CA Medical Center COP                             6.50%          8/1/2017(1)        17,915         21,619
San Diego CA Unified School Dist. GO                                    0.00%          7/1/2015(3)         5,370          2,941
San Diego CA Unified School Dist. GO                                    0.00%          7/1/2016(3)         4,565          2,352
San Diego CA Unified School Dist. GO                                    0.00%          7/1/2018(3)         9,500          4,313
San Diego CA Water Auth. Rev. COP                                       5.25%          5/1/2015(3)        14,290         15,146
San Diego CA Water Auth. Rev. COP                                       5.00%          5/1/2017            2,300          2,370
San Diego County CA COP                                                 5.25%         10/1/2021            1,485          1,512
San Diego County CA COP                                                 5.25%         10/1/2028            2,745          2,762
San Diego County CA COP                                                5.375%         10/1/2041            8,545          8,648
San Francisco CA Bay Area Rapid Transit Rev.                            6.75%          7/1/2010(2)         6,370          7,727
San Francisco CA Bay Area Rapid Transit Rev.                            6.75%          7/1/2011(2)         7,455          9,145
San Francisco CA Building Auth. Rev. (Civic Center Complex)             5.25%         12/1/2016(2)        22,575         24,283
San Francisco CA City & County GO                                       5.00%         6/15/2011            4,750          5,217
San Francisco CA City & County International Airport Rev.               6.00%          5/1/2003(1)           380            395
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               6.00%          5/1/2003(1)           360            374
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               6.50%          5/1/2003(1)           545            568
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               6.60%          5/1/2003(1)           410            427
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               6.63%          5/1/2003(1)           620            646
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               6.70%          5/1/2003(1)           665            694
                                                                                       (Prere.)
San Francisco CA City & County International Airport Rev.               6.50%          5/1/2006(1)         2,735          2,846
San Francisco CA City & County International Airport Rev.               6.60%          5/1/2007(1)         2,080          2,162
San Francisco CA City & County International Airport Rev.               6.63%          5/1/2008(1)         3,100          3,227
San Francisco CA City & County International Airport Rev.               6.70%          5/1/2009(1)         3,305          3,433
San Francisco CA City & County International Airport Rev.               6.00%          5/1/2010(1)         1,640          1,700

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                  COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County International Airport Rev.               6.00%          5/1/2011(1)      $  1,720     $    1,781
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2016(1)         4,305          4,612
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2018(1)         4,770          5,038
San Francisco CA City & County International Airport Rev.               5.25%          5/1/2019(1)         5,020          5,263
San Francisco CA City & County International Airport Rev.               5.13%          5/1/2020(1)         6,320          6,374
San Francisco CA City & County International Airport Rev.               6.00%          5/1/2020(1)         5,325          5,497
San Francisco CA City & County International Airport Rev.               5.00%          5/1/2030(3)         5,000          4,876
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2021(1)        12,385          4,714
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2024(1)        15,000          4,718
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2025(1)        18,250          5,435
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2030(1)         7,000          1,569
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%         1/15/2031(1)        11,950          2,528
San Jose CA Redev. Agency                                               6.00%          8/1/2011(1)         8,845         10,385
San Jose CA Redev. Agency                                               4.50%          8/1/2014(1)         8,000          8,196
San Jose CA Redev. Agency                                               5.00%          8/1/2018(1)         1,525          1,573
San Jose CA Unified School Dist. GO                                     0.00%          8/1/2013(4)         2,220          1,378
San Jose CA Unified School Dist. GO                                     0.00%          8/1/2014(4)         2,610          1,518
San Jose CA Unified School Dist. GO                                     0.00%          8/1/2016(4)         2,000          1,026
San Jose CA Unified School Dist. GO                                     0.00%          8/1/2018(4)         1,785            807
San Jose CA Unified School Dist. GO                                     0.00%          8/1/2019(4)         2,210            934
San Jose CA Unified School Dist. GO                                     0.00%          8/1/2020(4)         4,930          1,953
San Jose Evergreen CA Community College Dist. GO                        5.00%          9/1/2020(1)         3,350          3,428
San Jose Evergreen CA Community College Dist. GO                        5.00%          9/1/2021(1)         3,500          3,552
San Jose Evergreen CA Community College Dist. GO                        5.00%          9/1/2022(1)         3,650          3,680
San Mateo CA Redev. Auth. Tax Allocation                                5.40%          8/1/2019            2,575          2,673
San Mateo CA Redev. Auth. Tax Allocation                                5.40%          8/1/2020            1,000          1,031
San Mateo CA Redev. Auth. Tax Allocation                                5.50%          8/1/2021            2,635          2,725
San Mateo County CA Finance Auth. Rev.                                  6.50%          7/1/2013(1)        14,560         17,442
San Mateo County CA Joint Powers Auth. Lease Rev.                       5.00%          7/1/2021(1)         3,500          3,603
San Mateo County CA Transp. Dist. Sales Tax Rev.                        5.25%          6/1/2015(4)         4,525          4,806
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2009(3)         4,895          3,836
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2010(3)         7,050          5,214
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2011(3)         7,355          5,151
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2012(3)         6,645          4,402
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2013(3)         7,430          4,629
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2014(3)         8,290          4,839
San Ramon Valley CA Unified School Dist. GO                             0.00%          7/1/2015(3)         5,605          3,070
Santa Ana CA Finance Auth. Rev.                                         6.25%          7/1/2016(1)         5,345          6,384
Santa Ana CA Finance Auth. Rev.                                         6.25%          7/1/2017(1)         2,000          2,393
Santa Barbara County CA COP                                             5.00%         12/1/2018(2)         1,945          2,018
Santa Clara CA Redev. Agency (Bayshore North)                           7.00%          7/1/2010(2)         7,000          8,323
Santa Clara County CA Financing Auth. Lease Rev.                        5.50%         5/15/2013(2)         5,050          5,551
Santa Clara County CA Financing Auth. Lease Rev.                        5.50%         5/15/2014(2)         5,325          5,811
Santa Clara County CA Financing Auth. Lease Rev.                        5.50%         5/15/2015(2)         5,620          6,114
Santa Clara County CA Financing Auth. Lease Rev.                        5.00%        11/15/2017(2)         5,500          5,679
Santa Monica-Malibu CA Unified School Dist. Rev.                        0.00%          8/1/2020(3)         6,715          2,660
Santa Rosa CA Waste Water Rev.                                          6.00%          7/2/2015(2)         7,000          8,207
Santa Rosa CA Waste Water Rev.                                          6.00%          9/1/2015(3)         5,580          6,472
Solano County CA COP                                                    5.25%         11/1/2019(1)         3,785          3,976
Solano County CA COP                                                    5.25%        11/1/2021(1)          3,770          3,906

===============================================================================================================================
                                                                                                            FACE         MARKET
                                                                                       MATURITY           AMOUNT         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                  COUPON               DATE            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
South Coast CA Air Quality Management Dist. Rev.                        6.00%          8/1/2011(2)*     $  3,200     $    3,760
South Orange County CA Public Finance Auth. Rev.                        9.50%         8/15/2004(3)         3,000          3,392
South Orange County CA Public Finance Auth. Rev.                        7.00%          9/1/2011(1)         3,000          3,747
Southern California Public Power Auth. Rev.
 (Transmission Project)                                                 5.75%          7/1/2021(1)           220            225
Southern California Public Power Auth. Rev.
 (Transmission Project) VRDO                                            1.00%         12/6/2002(2)LOC      6,385          6,385
Southern California Public Power Auth. Rev.
 (Transmission Project) VRDO                                            1.05%         12/6/2002(4)         5,400          5,400
Three Valley CA Muni. Water Dist. COP                                   5.25%         11/1/2010(3)         4,220          4,421
Torrance CA Hospital Rev. (Torrance Memorial Medical Center)            6.00%          6/1/2022            1,100          1,149
Torrance CA Hospital Rev. (Torrance Memorial Medical Center)            5.50%          6/1/2031            4,350          4,331
Ukiah CA Electric Rev.                                                  6.00%          6/1/2008(1)         4,565          5,261
Ukiah CA Electric Rev.                                                  6.25%          6/1/2018(1)         6,000          7,148
Union CA Elementary School Dist. GO                                     0.00%          9/1/2015(3)         3,860          2,099
Union CA Elementary School Dist. GO                                     0.00%          9/1/2016(3)         1,500            768
Union CA Elementary School Dist. GO                                     0.00%          9/1/2017(3)         2,295          1,103
Union CA Elementary School Dist. GO                                     0.00%          9/1/2018(3)         1,630            735
Union CA Elementary School Dist. GO                                     0.00%          9/1/2019(3)         1,750            738
Union CA Elementary School Dist. GO                                     0.00%          9/1/2020(3)         2,300            909
Union CA Elementary School Dist. GO                                     0.00%          9/1/2021(3)         2,000            738
Univ. of California Rev. (Medical Center)                               5.75%          7/1/2012(2)        10,395         11,424
Univ. of California Rev. (Medical Center)                               5.75%          7/1/2014(2)        12,160         13,290
Univ. of California Rev. (San Diego Medical Center)                    5.125%         12/1/2018(4)         3,695          3,840
Univ. of California Rev. (San Diego Medical Center)                    5.125%         12/1/2019(4)         3,000          3,096
Vallejo CA Sanitation & Flood Control COP                               5.00%          7/1/2019(3)         5,000          5,218
Walnut Valley CA Unified School Dist.                                   6.20%          8/1/2009(2)(ETM)    1,270          1,506
Walnut Valley CA Unified School Dist.                                   6.00%          8/1/2012(2)(ETM)    1,790          2,117
Walnut Valley CA Unified School Dist.                                   6.00%          8/1/2013(2)(ETM)    1,980          2,338
Walnut Valley CA Unified School Dist.                                   6.00%          8/1/2014(2)(ETM)    2,205          2,593
Walnut Valley CA Unified School Dist.                                   6.00%          8/1/2015(2)(ETM)    2,470          2,898
Walnut Valley CA Unified School Dist.                                   6.00%          8/1/2016(2)(ETM)    2,690          3,150
Wateruse Financial Auth. of California VRDO                             1.10%         12/6/2002(4)         6,625          6,625
Westlands CA Water Dist. COP                                            5.25%          9/1/2018(1)         2,795          2,970
Westlands CA Water Dist. COP                                            5.25%          9/1/2019(1)         1,440          1,517
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.25%          6/1/2007(1)         4,260          4,889
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.25%          6/1/2008(1)         3,530          4,095
Yuba City CA Unified School Dist.                                       0.00%          9/1/2015(3)         1,870          1,016
Yuba City CA Unified School Dist.                                       0.00%          9/1/2017(3)         2,060            988
Yuba City CA Unified School Dist.                                       0.00%          9/1/2019(3)         2,270            957

OUTSIDE CALIFORNIA:
Puerto Rico GO                                                         5.50%           7/1/2016(1)        10,000         11,291
Puerto Rico GO                                                         5.50%           7/1/2019(4)        10,000         11,135
Puerto Rico GO                                                         5.50%           7/1/2019(2)         6,500          7,238
Puerto Rico Highway & Transp. Auth. Rev.                               5.25%           7/1/2010            5,000          5,453
Puerto Rico Highway & Transp. Auth. Rev. VRDO                          1.05%          12/6/2002(2)         1,000          1,000
Puerto Rico Public Finance Corp.                                       5.50%           8/1/2029           12,000         12,427
Univ. of Puerto Rico Rev.                                             5.375%           6/1/2030(1)        14,795         15,288
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,983,937)                                                                                                    2,121,050
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
                                                                                                                         MARKET
                                                                                                                         VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                                                                      (000)
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 $   29,154
Liabilities                                                                                                             (30,374)
                                                                                                                ---------------
                                                                                                                         (1,220)
                                                                                                                ---------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $2,119,830
===============================================================================================================================

*See Note A in Notes to Financial Statements.
*Security segregated as initial margin for open futures contracts. For key to abbreviations and other references, see below.


===============================================================================================================================
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AMOUNT
                                                                                                                          (000)
-------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital--Note E                                                                                              $1,989,907
Undistributed Net Investment Income --
Accumulated Net Realized Losses--Note E                                                                                  (7,598)
Unrealized Appreciation--Note F
 Investment Securities                                                                                                  137,113
 Futures Contracts                                                                                                          408
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $2,119,830
===============================================================================================================================

Investor Shares--Net Assets
Applicable to 123,241,146 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                           $1,449,398
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                                                                              $11.76
===============================================================================================================================

Admiral Shares--Net Assets
Applicable to 57,006,322 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                             $670,432
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                                                                               $11.76
===============================================================================================================================


KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate Note.
GO--General Obligation Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.
Y Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2002.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

=====================================================================================================================
                                                            CALIFORNIA                 CALIFORNIA          CALIFORNIA
                                                            TAX-EXEMPT          INTERMEDIATE-TERM           LONG-TERM
                                                          MONEY MARKET                 TAX-EXEMPT          TAX-EXEMPT
                                                                  FUND                       FUND                FUND
---------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------------
                                                                 (000)                      (000)               (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 INCOME
  Interest                                                     $46,844                   $102,092            $101,025
---------------------------------------------------------------------------------------------------------------------
  Total Income                                                  46,844                    102,092             101,025
---------------------------------------------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                     372                        278                 249
  Management and Administrative
   Investor Shares                                               4,328                      2,128               2,120
   Admiral Shares                                                   --                        810                 623
  Marketing and Distribution
  Investor Shares                                                  603                        326                 255
  Admiral Shares                                                    --                         71                  51
Custodian Fees                                                      14                         21                  18
Auditing Fees                                                        8                         11                  11
Shareholders' Reports and Proxies
 Investor Shares                                                    30                         16                  24
 Admiral Shares                                                     --                          1                   2
Trustees' Fees and Expenses                                          3                          2                   2
---------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                 5,358                      3,664               3,355
  Expenses Paid Indirectly--Note C                                  --                       (208)               (209)
---------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                  5,358                      3,456               3,146
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           41,486                     98,636              97,879
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                        (31)                     8,195               9,586
 Futures Contracts                                                  --                       (349)             (8,524)
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                           (31)                     7,846               1,062
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                              --                     24,223               8,867
 Futures Contracts                                                  --                      1,151                 747
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    --                     25,374               9,614
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $41,455                   $131,856            $108,555
=====================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

=========================================================================================================
                                                       CALIFORNIA                        CALIFORNIA
                                                       TAX-EXEMPT                    INTERMEDIATE-TERM
                                                    MONEY MARKET FUND                 TAX-EXEMPT FUND
---------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------------------------
                                                      2002       2001                    2002        2001
                                                     (000)      (000)                   (000)       (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $ 41,486   $ 67,899                $ 98,636    $ 85,083
 Realized Net Gain (Loss)                             (31)        263                   7,846        (467)
 Change in Unrealized Appreciation (Depreciation)       --         --                  25,374      45,888
---------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                        41,455     68,162                 131,856     130,504
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                  (41,486)   (67,899)                (65,518)    (84,596)
  Admiral Shares                                        --         --                 (33,118)       (487)
 Realized Capital Gain
  Investor Shares                                       --         --                      --          --
  Admiral Shares                                        --         --                      --          --
---------------------------------------------------------------------------------------------------------
  Total Distributions                              (41,486)   (67,899)                (98,636)    (85,083)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
 Investor Shares                                   819,847     55,611                 (36,852)   (106,968)
 Admiral Shares                                         --         --                 491,731     461,114
---------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                      819,847     55,611                 454,879     354,146
---------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                        819,816     55,874                 488,099     399,567
---------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                             2,774,220  2,718,346               2,103,114   1,703,547
---------------------------------------------------------------------------------------------------------
 End of Period                                  $3,594,036 $2,774,220              $2,591,213  $2,103,114
=========================================================================================================

                                            CALIFORNIA LONG-TERM TAX-EXEMPT FUND
================================================================================
                                                         YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
                                                           2002            2001
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                 $ 97,879        $ 92,715
 Realized Net Gain (Loss)                                 1,062             996
 Change in Unrealized Appreciation (Depreciation)         9,614          44,488
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            108,555         138,199
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                       (69,323)        (92,246)
  Admiral Shares                                        (28,556)           (469)
 Realized Capital Gain
  Investor Shares                                            --               --
  Admiral Shares                                             --               --
--------------------------------------------------------------------------------
   Total Distributions                                  (97,879)        (92,715)
--------------------------------------------------------------------------------
Capital Share Transactions--Note G
 Investor Shares                                       (144,901)       (195,842)
 Admiral Shares                                         267,356         401,706
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                           122,455         205,864
--------------------------------------------------------------------------------
   Total Increase (Decrease)                            133,131         251,348
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                                  1,986,699       1,735,351
--------------------------------------------------------------------------------
 End of Period                                       $2,119,830      $1,986,699
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
=========================================================================================================
                                                                           YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2002      2001      2000      1999     1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00     $1.00     $1.00     $1.00    $1.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .013      .025      .034      .027     .031
 Net Realized and Unrealized Gain
  (Loss) on Investments                                         --        --        --        --       --
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           .013      .025      .034      .027     .031
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.013)    (.025)    (.034)    (.027)   (.031)
 Distributions from Realized Capital Gains                      --        --        --        --       --
---------------------------------------------------------------------------------------------------------
   Total Distributions                                       (.013)    (.025)    (.034)    (.027)   (.031)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $1.00     $1.00    $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 1.33%     2.57%    3.44%     2.79%     3.10%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $3,594    $2,774    $2,718    $2,286   $1,970
 Ratio of Total Expenses to Average Net Assets               0.17%     0.18%     0.17%     0.20%    0.20%
 Ratio of Net Investment Income to Average Net Assets        1.32%     2.54%     3.38%     2.75%    3.05%
=========================================================================================================

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES
=========================================================================================================
                                                                           YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2002      2001      2000      1999     1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.12    $10.82    $10.50    $10.95   $10.66
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .472      .493      .498      .480     .489
 Net Realized and Unrealized Gain
  (Loss) on Investments                                       .170      .300      .320     (.450)    .290
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           .642      .793      .818      .030     .779
---------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                        (.472)    (.493)    (.498)    (.480)   (.489)
 Distributions from Realized Capital Gains                      --        --        --        --       --
---------------------------------------------------------------------------------------------------------
   Total Distributions                                       (.472)    (.493)    (.498)    (.480)   (.489)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.29    $11.12    $10.82    $10.50   $10.95
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 5.88%     7.44%     7.99%     0.27%    7.47%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $1,630    $1,646    $1,704    $1,336   $1,006
 Ratio of Total Expenses to Average Net Assets               0.17%     0.17%     0.17%     0.17%    0.19%
 Ratio of Net Investment Income to Average Net Assets        4.19%     4.44%     4.70%     4.48%    4.52%
 Portfolio Turnover Rate                                       23%       23%       14%        9%       2%
=========================================================================================================


CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES
================================================================================
                                                      YEAR ENDED     NOV. 12* TO
                                                        NOV. 30,        NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.12         $11.36
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .477           .024
 Net Realized and Unrealized Gain (Loss) on Investments     .170          (.240)
--------------------------------------------------------------------------------
  Total from Investment Operations                          .647          (.216)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.477)         (.024)
 Distributions from Realized Capital Gains                    --              --
--------------------------------------------------------------------------------
  Total Distributions                                      (.477)         (.024)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.29         $11.12
--------------------------------------------------------------------------------
TOTAL RETURN                                               5.93%         -1.90%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $961           $458
 Ratio of Total Expenses to Average Net Assets             0.13%        0.12%**
 Ratio of Net Investment Income to Average Net Assets      4.21%        4.37%**
 Portfolio Turnover Rate                                     23%            23%
================================================================================
 *Inception.
**Annualized.

CALIFORNIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
=========================================================================================================
                                                                           YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2002      2001      2000      1999     1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.70    $11.40    $10.81    $11.73   $11.45
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .554      .568      .576      .563     .577
 Net Realized and Unrealized Gain
  (Loss) on Investments                                       .060      .300      .590     (.810)    .349
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           .614      .868     1.166     (.247)    .926
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.554)    (.568)    (.576)    (.563)   (.577)
 Distributions from Realized Capital Gains                      --        --        --     (.110)   (.069)
---------------------------------------------------------------------------------------------------------
   Total Distributions                                       (.554)    (.568)    (.576)    (.673)   (.646)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.76    $11.70    $11.40    $10.81   $11.73
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 5.36%     7.75%    11.11%    -2.22%    8.31%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $1,449    $1,589    $1,735    $1,545   $1,489
 Ratio of Total Expenses to Average Net Assets               0.18%     0.18%     0.18%     0.18%    0.19%
 Ratio of Net Investment Income to Average Net Assets        4.72%     4.87%     5.23%     4.98%    4.98%
 Portfolio Turnover Rate                                       27%       26%       27%       11%      15%
=========================================================================================================


CALIFORNIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
================================================================================

                                                      YEAR ENDED     NOV. 12* TO
                                                        NOV. 30,        NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.70         $11.99
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .560           .028
 Net Realized and Unrealized Gain (Loss) on Investments     .060          (.290)
--------------------------------------------------------------------------------
  Total from Investment Operations                          .620          (.262)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.560)         (.028)
 Distributions from Realized Capital Gains                    --             --
--------------------------------------------------------------------------------
  Total Distributions                                      (.560)         (.028)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.76         $11.70
--------------------------------------------------------------------------------
TOTAL RETURN                                               5.41%         -2.18%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $670           $398
 Ratio of Total Expenses to Average Net Assets             0.13%        0.13%**
 Ratio of Net Investment Income to Average Net Assets      4.76%        4.85%**
 Portfolio Turnover Rate                                     27%            26%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Intermediate-Term Tax-Exempt Fund (formerly known as the California Insured Intermediate-Term Tax-Exempt Fund), and California Long-Term Tax-Exempt Fund (formerly known as the California Insured Long-Term Tax-Exempt
Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

     The Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds each offer two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the funds' minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

     A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Intermediate-Term and Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

================================================================================
                            CAPITAL CONTRIBUTION     PERCENTAGE    PERCENTAGE OF
                                     TO VANGUARD        OF FUND       VANGUARD'S
CALIFORNIA TAX-EXEMPT FUND                 (000)     NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                $679          0.02%           0.68%
Intermediate-Term                            501          0.02            0.50
Long-Term                                    413          0.02            0.41
--------------------------------------------------------------------------------
     The funds' trustees and officers are also directors and officers of Vanguard.

     C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2002, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                      EXPENSE REDUCTION            TOTAL EXPENSE
                                            (000)                 REDUCTION AS A
                               MANAGEMENT AND    CUSTODIAN         PERCENTAGE OF
CALIFORNIA TAX-EXEMPT FUND     ADMINISTRATIVE         FEES    AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Intermediate-Term                        $190          $18                 0.01%
Long-Term                                 200            9                 0.01
--------------------------------------------------------------------------------

D. During the year ended November 30, 2002, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                (000)
--------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT FUND           PURCHASES           SALES
--------------------------------------------------------------------------------
Intermediate-Term                     $828,160        $516,399
Long-Term                              588,919         524,319
--------------------------------------------------------------------------------

     E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Intermediate-Term Tax-Exempt and the Long-Term Tax-Exempt Funds used capital loss carryforwards of $2,681,000 and $2,125,000, respectively, to offset taxable capital gains realized during the year ended November 30, 2002, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For federal income tax purposes, at November 30, 2002, the Intermediate-Term Tax-Exempt and the Long-Term Tax-Exempt Funds had capital gains available for distribution of $8,731,000 and $3,810,000, respectively.

     The Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the funds have reclassified $519,000 and $160,000, respectively, from accumulated net realized gains to paid-in capital.

     The Intermediate-Term Tax-Exempt and the Long-Term Tax-Exempt Funds had realized losses totaling $5,690,000 and $11,000,000, respectively, through November 30, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

     F. At November 30, 2002, net unrealized appreciation of investment securities for federal income tax purposes was:

================================================================================
                                                  (000)
--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                               APPRECIATED     DEPRECIATED         APPRECIATION
CALIFORNIA TAX-EXEMPT FUND      SECURITIES      SECURITIES        (DEPRECIATION)
--------------------------------------------------------------------------------
Intermediate-Term*                $103,790         $(1,003)           $102,787
Long-Term*                         128,254          (2,141)            126,113
================================================================================

At November 30, 2002, the aggregate settlement value of open futures contracts expiring through March 2003 and the related unrealized appreciation were:

====================================================================================================
                                                                                    (000)
----------------------------------------------------------------------------------------------------
                                                       NUMBER OF        AGGREGATE         UNREALIZED
                                                     LONG (SHORT)      SETTLEMENT       APPRECIATION
CALIFORNIA TAX-EXEMPT FUND/FUTURES CONTRACTS           CONTRACTS            VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Intermediate-Term
 10-Year U.S. Treasury Note                               (1,600)        $177,775               $762
 30-Year U.S. Treasury Bond                                 (450)          48,572                310
Long-Term
 10-Year U.S. Treasury Note                                 (865)          96,110                408
====================================================================================================

     Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

     G. Capital share transactions for each class of shares were:

===================================================================================================
                                                                YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------------------
                                                       2002                             2001
---------------------------------------------------------------------------------------------------
                                               AMOUNT       SHARES               AMOUNT      SHARES
CALIFORNIA TAX-EXEMPT FUND                      (000)        (000)               (000)        (000)
---------------------------------------------------------------------------------------------------
MONEY MARKET
 Issued                                   $ 3,158,391    3,158,391          $ 2,652,183   2,652,183
 Issued in Lieu of Cash Distributions          39,060       39,060               63,360      63,360
 Redeemed                                  (2,377,604)  (2,377,604)          (2,659,932) (2,659,932)
---------------------------------------------------------------------------------------------------
  Net Increase (Decrease)                     819,847      819,847               55,611      55,611
---------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM
Investor Shares
 Issued                                     $ 705,194       62,736            $ 834,419      75,213
 Issued in Lieu of Cash Distributions          53,685        4,779               66,217       5,978
 Redeemed                                    (795,731)     (71,115)          (1,007,604)    (90,615)
---------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--Investor Shares    (36,852)      (3,600)            (106,968)     (9,424)
---------------------------------------------------------------------------------------------------
Admiral Shares
 Issued                                       724,351       64,691              461,902      41,211
 Issued in Lieu of Cash Distributions          24,906        2,213                  382          34
 Redeemed                                    (257,526)     (22,960)              (1,170)       (105)
---------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares     491,731       43,944              461,114      41,140
---------------------------------------------------------------------------------------------------
LONG-TERM
Investor Shares
 Issued                                     $ 340,877       29,054            $ 520,080      44,494
 Issued in Lieu of Cash Distributions          49,281        4,201               63,218       5,417
 Redeemed                                    (535,059)     (45,808)            (779,140)    (66,399)
---------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--Investor Shares   (144,901)     (12,553)            (195,842)    (16,488)
---------------------------------------------------------------------------------------------------
Admiral Shares
 Issued                                       398,564       34,123              402,644      34,103
 Issued in Lieu of Cash Distributions          18,785        1,600                  324          28
 Redeemed                                    (149,993)     (12,741)              (1,262)       (107)
---------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares     267,356       22,982              401,706      34,024
===================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD CALIFORNIA TAX-EXEMPT FUNDS:
In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Exempt Money Market Fund, California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 31, 2002


================================================================================
SPECIAL 2002 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD CALIFORNIA TAX-EXEMPT FUNDS
This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

     The Intermediate-Term Tax-Exempt and the Long-Term Tax-Exempt Funds distributed $519,000 and $160,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.
================================================================================

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (90)                            Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------


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S&P 500(R),  Standard & Poor's 500, and 500 are  trademarks  of The  McGraw-Hill
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All other marks are the exclusive property of their respective owners.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other
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unless otherwise noted.

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                                                            All rights reserved.
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                                                       Corporation, Distributor.

                                                                     Q750 012003